Exhibit 13.1

REDIFF.COM INDIA LIMITED

18TH ANNUAL REPORT

2012-2013

(UNDER COMPANIES ACT, 1956)

(INDIAN LAWS)

Rediff.com India Ltd.

Board of Directors

Ajit Balakrishnan (Chairman & Managing Director)

Arun Nanda

Sunil Phatarphekar

Ashok Narasimhan

Sridar Iyengar

Rashesh Shah

M. Madhavan Nambiar

Statutory Auditors

M/s. Deloitte Haskins & Sells

Chartered Accountants

Indiabulls Finance Centre, Tower 3,

27th - 32nd Floor, Elphinstone Mill

Compound, Senapati Bapat Marg,

Elphinstone (West), Mumbai – 400013

India.

Registered Office

First Floor,

Mahalaxmi Engineering Estate

L. J. First Cross Road

Mahim (West)

Mumbai 400 016, India

Contents

Sr. no.	Particulars	Page Nos.
Documents as required under Companies Act, 1956 (Indian law)
1.	Notice of Annual General Meeting	5-8
2.	Directors Report of Rediff.com India Ltd.	9-13
3.	Auditors’ Report of Rediff.com India Ltd.	14-16
4.	Balance Sheet and Statement of Profit and Loss, Notes thereto of Rediff.com India Ltd.	17-43
5.	Statement pursuant to Section 212 of the Companies Act 1956	44
6.	Directors Report of Vubites India Pvt. Ltd.	45-47
7.	Auditors’ Report of Vubites India Pvt. Ltd.	48-49
8.	Balance Sheet and Statement of Profit and Loss, Notes thereto of Vubites India Pvt. Ltd.	50-65
9.	Directors Report of Rediff Holdings Inc.	66
10.	Auditors’ Report of Rediff Holdings Inc.	67-68
11.	Balance Sheet and Statement of Profit and Loss, Notes thereto of Rediff Holdings Inc.	69-77
12.	Directors Report of India Abroad Publications Inc.	78
13.	Auditors’ Report of India Abroad Publications Inc.	79-80
14.	Balance Sheet and Statement of Profit and Loss, Notes thereto of India Abroad Publications Inc.	81-90
15.	Directors Report of India in New York Inc	91
16.	Auditors’ Report of India in New York Inc	92-93
17.	Balance Sheet and Statement of Profit and Loss, Notes thereto of India in New York Inc	94-100
18.	Directors Report of India Abroad Publications (Canada) Inc.	101

19.	Auditors’ Report of India Abroad Publications (Canada) Inc.	102-103
20.	Balance Sheet and Statement of Profit and Loss, Notes thereto of India Abroad Publications (Canada) Inc.	104-112
21.	Directors Report of Rediff.com Inc.	113
22.	Auditors’ Report of Rediff.com Inc.	114-115
23.	Balance Sheet and Statement of Profit and Loss, Notes thereto of Rediff.com Inc.	116-124
24.	Directors Report of Value Communications Corporation	125
25.	Auditors’ Report of Value Communications Corporation	126-127
26.	Balance Sheet and Statement of Profit and Loss, Notes thereto of Value Communications Corporation	128-134
27.	Proxy Form and Attendance Slip	135

NOTICE

Notice is hereby given that the Eighteenth Annual General Meeting of the Members of Rediff.com India Limited will be held on Monday, September 30, 2013, at 10.00 a.m. (IST) at the Registered Office of the Company situated at First Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400016, to transact the following business:

ORDINARY BUSINESS

1.	To receive, consider and adopt the Audited Balance Sheet as at March 31, 2013 and Profit & Loss Account for the year ended as on that date and the reports of the Auditors and Directors’ thereon.

2.	To appoint a Director in place of Mr. Sunil Phatarphekar, Director retiring by rotation and being eligible, offers himself for reappointment.

3.	To appoint a Director in place of Mr. Sridar Iyengar, Director retiring by rotation and being eligible, offers himself for reappointment.

4.	To appoint Auditors and fix their remuneration by passing the following resolution as an Ordinary Resolution with or without modification(s);

“RESOLVED that M/s Deloitte Haskins & Sells, Chartered Accountants (Reg. no. 117366W), Mumbai be and are hereby re-appointed as Statutory Auditors of Rediff.com India Limited and to hold office from the conclusion of this Annual General Meeting till the conclusion of the next Annual General Meeting at a remuneration to be decided by the Board of Directors/Audit Committee of the Directors of the Company.”

SPECIAL BUSINESS

5.	To consider and if thought fit, to pass with or without modification, the following resolution as Ordinary resolutions:

“RESOLVED THAT pursuant to the provisions of Section 269 read with Schedule XIII and any other applicable provisions of the Companies Act, 1956, including any statutory modification or re- enactment thereof, the approval of the members be and is hereby accorded for the re-appointment of Mr. Ajit Balakrishnan as the Managing Director of the Company for a period of 5 years commencing from 22nd August, 2013 on the same terms and conditions as set out in the draft agreement the details of which are specified in the Explanatory Statement annexed to the Notice convening this meeting.

“RESOLVED FURTHER THAT the Board of Directors and the Company Secretary be and are hereby authorized to do all such acts, deeds and things, to execute all such documents, instruments and writings as may be required and to take all such steps as may be necessary, proper and expedient to give effect to the aforesaid resolution.”

By Order of the Board
For Rediff.com India Limited

Place: Mumbai	/s/ Jyoti Ravi Sachdeva
Date: September 5, 2013	Company Secretary and
Head Legal & Govt. affairs

NOTES:

A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF/HERSELF AND SUCH A PROXY NEED NOT BE A MEMBER OF THE COMPANY. PROXIES TO BE EFFECTIVE MUST BE RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE COMMENCEMENT OF THE ANNUAL GENERAL MEETING.

The relative Explanatory Statement pursuant to the provisions of Section 173 of the Companies Act, 1956 for item Nos. 5 is enclosed and forms part of this Notice.

REDIFF.COM INDIA LIMITED

EXPLANATORY STATEMENT PURSUANT TO THE PROVISIONS OF SECTION

173(2) OF THE COMPANIES ACT, 1956.

Pursuant to the provisions of Section 173(2) of the Companies Act, 1956, the following Explanatory Statement sets out the material facts relating to the item of Special Business mentioned in the accompanying Notice dated 23rd July, 2013 and shall be form part of the Notice

Item No. 5

Mr. Ajit Balakrishnan is the Founder of the Company and has been the Chairman and Managing Director and CEO since inception.

At the annual general meeting held on September 24, 2008, the members of the Company re-appointed Mr. Ajit Balakrishnan as the Chairman and Managing Director for a period of five (5) years w.e.f. 23rd August, 2008. Accordingly, Mr. Balakrishnan holds the office till 22nd August, 2013. The Board of Directors at their meeting held on July 23, 2013 approved the re-appointment of Mr. Balakrishnan as the Managing Director of the Company for a period of five (5) years with effect from August 22, 2013, subject to the approval of the members.

The principal terms and conditions of re-appointment of Mr. Ajit Balakrishnan are as under:

1)	Period of Appointment: 5 years with effect from August 22, 2013.

2)	Mr. Ajit Balakrishnan shall carry out such duties and exercise such powers as may be entrusted to him from time to time by the Board.

3)	The Managing Director shall be entitled for the reimbursement of any out-of pocket expenses, travelling and conveyance expenses that may be incurred by the Managing Director in discharge of his duties in terms of this Agreement.

In compliance with the requirements of the Act, the terms of re-appointment specified above are now placed before the members in the General Meeting for their approval.

This may be treated as an abstract of the draft agreement between the Company and Mr. Ajit Balakrishnan pursuant to Section 302 of the Companies Act, 1956.

The draft agreement between the Company and Mr. Ajit Balakrishnan is available for inspection by the members of the Company at its Registered Office between 11.00 a.m. to 1.00 p.m. on any working day of the Company.

The Directors, therefore, recommend the passing of the Resolution under Item no.5 of the accompanying Notice.

No Director other than Mr. Ajit Balakrishnan may be considered to be concerned or interested in the passing of this Resolution.

By Order of the Board
For Rediff.com India Limited

Place: Mumbai	/s/ Jyoti Ravi Sachdeva
Date: September 5, 2013	Company Secretary and
Head Legal & Govt. affairs

REDIFF.COM INDIA LIMITED

DIRECTORS’ REPORT

To,

The Members,

Rediff.com India Limited

Your Directors have pleasure in presenting to you the Eighteenth Annual Report together with the Audited Annual Accounts for the year ended March 31, 2013.

1.	REDIFF.COM INDIA LTD.’S FINANCIAL HIGHLIGHTS

(a)	Total Revenue:- 856 million (previous year 904 million).

(b)	Net Profit/ Loss:- After providing for depreciation and amortization of 153 million and exceptional items of 266 million net loss for the year were 540 million (previous year net loss 473 million).

2.	DIVIDEND

Your Board does not recommend any dividend.

3.	CORPORATE GOVERNANCE

The various committees constituted by the Company including the Audit Committee and Compensation Committee have been functioning satisfactorily during the year. The present Board comprises of eminent professionals from various fields, in addition to Chairman and Managing Director who looks after the day to day affairs of the Company.

The composition of the Audit Committee of the Board is as follows:-

Name	Designation in the Committee
Sridar Iyengar	Chairman
Sunil Phatarphekar	Member
Rashesh Shah M. Madhavan Nambiar	Member Member

The composition of the Compensation Committee of the Board is as follows:-

Name	Designation in the Committee
Ajit Balakrishnan	Chairman
Arun Nanda	Member
Sunil N Phatarphekar	Member

REDIFF.COM INDIA LIMITED

4.	FIXED DEPOSITS

During the year under review, our Company had not accepted any Fixed Deposit from the Public.

5.	DIRECTORS

In accordance with the provisions of the Companies Act, 1956, Sunil Phatarphekar and Sridar Iyengar, Directors retire by rotation at the conclusion of the ensuing Annual General Meeting and being eligible, offer themselves for re-appointment.

At the annual general meeting held on September 24, 2008, the members of the Company re-appointed Mr. Ajit Balakrishnan for a period of five (5) years w.e.f. 23rd August, 2008. Accordingly, Mr. Balakrishnan held the office till 22nd August, 2013. The Board of Directors at their meeting held on July 23, 2013 approved the re-appointment of Mr. Balakrishnan as the Managing Director of the Company for a period of five (5) years with effect from August 22, 2013, subject to the approval of the members.

6.	PARTICULARS OF EMPLOYEES

The Company had employees who were in receipt of remuneration of not less than 60 lakhs during the year ended 31st March, 2013 or not less than 5 lakhs per month during any part of the said year. However, as per the provisions of section 219(1)(b)(iv) of the Companies Act, 1956, the Directors Report being sent to the shareholders does not include this Annexure. Any shareholder interested in obtaining a copy of the Annexure may write to the Company Secretary at the Registered Office of the Company.

7.	AUDITORS

M/s. Deloitte Haskins & Sells, Chartered Accountants (Reg. no. 117366W), the Statutory Auditors of Company and who hold the office till the conclusion of ensuing Annual General Meeting are eligible to be re-appointed as the Statutory Auditors of the Company till the conclusion of next Annual General Meeting. The Company has received from the Auditors undertaking their eligibility to accept the office, if reappointed. The members are requested to consider their re-appointment as set out in the Notice convening the Annual General Meeting.

The observations made by the Auditors’ in their report and notes to accounts are self- explanatory and do not call for any further comments.

8.	DIRECTORS’ RESPONSIBILITY STATEMENT

Pursuant to Section 217 (2AA) of the Companies Act, 1956, the Directors confirm that:

a)	In the preparation of the annual accounts, the applicable accounting standards had been followed along-with proper explanation relating to material departures.

b)	The Directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the Company at the end of the financial year on March 31, 2013 and of the loss of the company for that period.

REDIFF.COM INDIA LIMITED

c)	The Directors have taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of the Companies Act, 1956, for safeguarding the assets of the company and for preventing and detecting the frauds and other irregularities.

d)	The directors had prepared the annual accounts on a going concern basis.

9.	CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information required under Section 217(1)(e) of the Companies Act, 1956 read with the Companies (Disclosure of Particulars in the Report of the Board of Directors) Rules, 1988 is as under:

1.	Conservation of Energy:-

The operation of your Company is not energy intensive. Adequate measures have however been taken to reduce energy consumption by using energy efficient computer equipments incorporating latest technologies.

2.	Technologies Absorption

Since technology related to internet portal business is constantly evolving, continuous investments and improvements are being made to the content, community and commerce offerings made to the customers. The investments are classified as deferred revenue expenditure and amortized.

3.	Foreign Exchange Earnings and outgo

Foreign exchange earned by the Company in the fiscal year ended March 31, 2013 was 29 million (Previous year 21 million) and the foreign exchange outgo in the same period was 66 million (Previous year 78 million).

10.	ACKNOWLEDGEMENTS

The Directors place on record their appreciation for the dedicated services rendered by the employees of our Company and acknowledge the cooperation extended by our Company’s bankers.

On behalf of Board of Directors

Place: Mumbai, India
Date : September 5, 2013	/s/ Ajit Balakrishnan
Chairman and Managing Director

INDEPENDENT AUDITORS’ REPORT

TO THE MEMBERS OF

REDIFF.COM INDIA LIMITED

Report on the Financial Statements

We have audited the accompanying financial statements of REDIFF.COM INDIA LIMITED (“the Company”), which comprise the Balance Sheet as at 31st March, 2013, the Statement of Profit and Loss and the Cash Flow Statement for the year then ended, and a summary of the significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

The Company’s Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position, financial performance and cash flows of the Company in accordance with the Accounting Standards referred to in Section 211(3C) of the Companies Act, 1956 (“the Act”) and in accordance with the accounting principles generally accepted in India. This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and the disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of the accounting estimates made by the Management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the aforesaid financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

(a)	in the case of the Balance Sheet, of the state of affairs of the Company as at 31st March, 2013;

(b)	in the case of the Statement of Profit and Loss, of the loss of the Company for the year ended on that date; and

(c)	in the case of the Cash Flow Statement, of the cash flows of the Company for the year ended on that date.

Report on Other Legal and Regulatory Requirements

1.	As required by the Companies (Auditor’s Report) Order, 2003 (“the Order”) issued by the Central Government in terms of Section 227(4A) of the Act, we give in the Annexure a statement on the matters specified in paragraphs 4 and 5 of the Order.

2.	As required by Section 227(3) of the Act, we report that:

(a)	We have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.

(b)	In our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books.

(c)	The Balance Sheet, the Statement of Profit and Loss, and the Cash Flow Statement dealt with by this Report are in agreement with the books of account.

(d)	In our opinion, the Balance Sheet, the Statement of Profit and Loss, and the Cash Flow Statement comply with the Accounting Standards referred to in Section 211(3C) of the Act.

(e)	On the basis of the written representations received from the directors as on 31st March, 2013 taken on record by the Board of Directors, none of the directors is disqualified as on 31st March, 2013 from being appointed as a director in terms of Section 274(1)(g) of the Act.

For DELOITTE HASKINS & SELLS

Chartered Accountants
(Firm Registration No. 117366W)

/s/ Saira Nainar
Partner
(Membership No. 40081)

MUMBAI, September 5, 2013

ANNEXURE TO THE INDEPENDENT AUDITORS’ REPORT

(Referred to in paragraph 1 under ‘Report on Other Legal and Regulatory Requirements’ section of our report of even date)

(i)	Having regard to the nature of the Company’s business/ activities/ results/ clauses (ii), (viii), (xiii), (xiv) of paragraph 4 of the Order are not applicable to the company.

(ii)	In respect of its fixed assets:

(a)	The Company has maintained proper records showing full particulars, including quantitative details and situation of fixed assets.

(b)	The Company has a program of verification of fixed assets once in three years which, in our opinion, is reasonable having regard to the size of the Company and the nature of its assets. Pursuant to the program, fixed assets were physically verified by the Management during the year. According to the information and explanations given to us no material discrepancies were noticed on such verification.

(c)	The fixed assets disposed off during the year, in our opinion, do not constitute a substantial part of the fixed assets of the Company and such disposal has, in our opinion, not affected the going concern status of the Company.

(iii)	The Company has neither granted nor taken any loans, secured or unsecured, to/from companies, firms or other parties covered in the Register maintained under Section 301 of the Companies Act, 1956.

(iv)	In our opinion and according to the information and explanations given to us, there is an adequate internal control system commensurate with the size of the Company and the nature of its business for the purchase of fixed assets and for the sale of services and during the course of the audit we have not observed any continuing failure to correct major weakness in such internal control system. The nature of the Company’s business is such that it does not involve purchase of inventories and sale of goods.

(v)	To the best of our knowledge and belief and according to the information and explanations given to us, the Company has not entered into any contracts or arrangements which are required to be entered in the Register maintained pursuant to Section 301 of the Act.

(vi)	According to the information and explanations given to us, the Company has not accepted deposits in terms of provisions of Sections 58A and 58AA or other relevant provisions of the Companies Act, 1956. Therefore, the provisions of paragraph 4 (vi) of the Order are not applicable to the Company.

(vii)	In our opinion, the internal audit functions carried out during the year by firm of Chartered Accountants appointed by the management have been commensurate with the size of the Company and the nature of the business.

(viii)	According to the information and explanations given to us, in respect of statutory dues:

(a)	The Company has been regular in depositing undisputed statutory dues, including Provident Fund, Investor Education and Protection Fund, Employees’ State Insurance, Income-tax, Sales Tax, Wealth Tax, Service Tax, Customs Duty, Excise Duty, Cess and other material statutory dues applicable to it with the appropriate authorities.

(b)	There were no undisputed amounts payable in respect of Provident Fund, Investor Education and Protection Fund, Employees’ State Insurance, Income-tax, Sales Tax, Wealth Tax, Service Tax, Customs Duty, Excise Duty, Cess and other material statutory dues in arrears as at 31st March, 2013 for a period of more than six months from the date they became payable.

(c)	Details of dues of Income-tax, Sales Tax, Wealth Tax, Service Tax, Customs Duty, Excise Duty and Cess which have not been deposited as on 31st March, 2013 on account of disputes are given below:

Name of Statute	Nature of Dues	Forum where Dispute is Pending	Period to which the Amount Relates	Amount Involved (Rs.)
Income-tax Act, 1961	Income Tax	Refer note below	2009-10 and 2010-11	4,484,908

Note: The Company is in the process of filing the appeal with Commissioner of Income Tax (Appeal)

(ix)	The accumulated losses of the Company at the end of the financial year are not more than fifty percent of its net worth (determined before adjusting for accumulated losses) and the Company has incurred cash losses during the financial year covered by our audit and in the immediately preceding financial year.

(x)	In our opinion and according to the information and explanations given to us, there were no dues payable by the Company to financial institutions, banks and debenture holders during the year.

(xi)	According to the information and explanations given to us, the Company has not granted loans and advances on the basis of security by way of pledge of shares, debentures and other securities.

(xii)	In our opinion and according to the information and explanations given to us, during the year the Company has not given any guarantee for loans taken by others from banks and financial institutions.

(xiii)	According to the information and explanations given to us, the Company has not availed any term loan.

(xiv)	In our opinion and according to the information and explanations given to us, and on an overall examination of the Balance Sheet of the Company, we report that funds raised on short-term basis have, prima facie, not been used during the year for long-term investment.

(xv)	According to the information and explanations given to us, the Company has not made any preferential allotment of shares during the year.

(xvi)	According to the information and explanations given to us, the Company has not issued any debentures during the year.

(xvii)	According to the information and explanations given to us, during the year the Company has not raised any money through public issue.

(xviii)	To the best of our knowledge and according to the information and explanations given to us, no fraud by the Company and no material fraud on the Company has been noticed or reported during the year.

For DELOITTE HASKINS & SELLS

Chartered Accountants
(Firm Registration No. 117366W)

/s/ Saira Nainar
Partner
(Membership No. 40081)

MUMBAI, September 5, 2013

REDIFF.COM INDIA LIMITED

Balance Sheet as at March 31, 2013

	Note	As at March 31, 2013	As at March 31, 2012

I EQUITY AND LIABILITIES
1 Shareholders’ Funds
(a) Share Capital	3	74,050,890	74,050,890
(b) Reserves and Surplus	4	1,940,627,976	2,469,313,346

		2,014,678,866	2,543,364,236
2 Non—Current Liabilities
(a) Other Long Term Liabilities	5	15,653,658	12,948,443
(b) Long—Term Provisions	6	56,804,150	47,553,898

		72,457,808	60,502,341
3 Current Liabilities
(a) Trade Payables (also refer Note 28)		197,396,399	142,831,002
(b) Other Current Liabilities	7	141,244,444	162,705,438
(c) Short—Term Provisions	8	7,444,602	6,365,786

		346,085,445	311,902,226

TOTAL		2,433,222,119	2,915,768,803

II ASSETS
1 Non—Current Assets
(a) Fixed Assets	9
(i) Tangible Assets		141,934,911	189,823,760
(ii) Intangible Assets		90,371,503	82,762,100
(iii) Intangible Assets under Development		46,761,840	55,895,954

		279,068,254	328,481,814
(b) Non—Current Investments	10	68,075,804	349,259,409
(c) Long—Term Loans and Advances	11	789,303,932	669,871,869

		857,379,736	1,019,131,278
2 Current Assets
(a) Trade Receivables	12	179,922,848	282,023,912
(b) Cash and Cash Equivalents	13	1,075,348,839	1,225,820,352
(c) Short-Term Loans and Advances	14	41,502,442	60,311,447

		1,296,774,129	1,568,155,711

TOTAL		2,433,222,119	2,915,768,803

III NOTES FORMING PART OF THE FINANCIAL STATEMENTS	1-33

In terms of our report attached.	For and on behalf of the Board of Directors
For Deloitte Haskins & Sells
Chartered Accountants

/s/ Saira Nainar	/s/ Ajit Balakrishnan	/s/ Sunil Phatarphekar
Partner	Chairman & Managing Director	Director

/s/ Jyoti Ravi Sachdeva
Company Secretary
Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

REDIFF.COM INDIA LIMITED

Statement of Profit and Loss for the Year Ended March 31, 2013

	Note	For the year ended March 31, 2013	For the year ended March 31, 2012

I Revenue From Operations	15	673,034,071	778,703,520
II Other Income (Net)	16	183,158,009	125,781,805

TOTAL REVENUE		856,192,080	904,485,325
III Expenses:
(a) Employee Benefit Expenses	17	377,620,686	360,001,736
(b) Depreciation and Amortization Expenses	9	153,416,360	129,904,528
(c) Operation and Other Expenses	18	599,027,018	663,542,290

TOTAL EXPENSES		1,130,064,064	1,153,448,554

IV LOSS BEFORE EXCEPTIONAL ITEMS AND TAX		(273,871,984)	(248,963,229)

V Exceptional Items
(a) Provision for Diminution in Long Term Investment	31	266,183,605	224,059,000

VI LOSS FOR THE YEAR		(540,055,589)	(473,022,229)

VII Earnings Per Equity Share (Face Value of 5 each )—Basic and Diluted		(36.47)	(32.02)
VIII NOTES FORMING PART OF THE FINANCIAL STATEMENTS	1-33

In terms of our report attached.	For and on behalf of the Board of Directors
For Deloitte Haskins & Sells
Chartered Accountants

/s/ Saira Nainar	/s/ Ajit Balakrishnan	/s/ Sunil Phatarphekar
Partner	Chairman & Managing Director	Director

/s/ Jyoti Ravi Sachdeva
Company Secretary
Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

REDIFF.COM INDIA LIMITED

Cash Flow Statement for the Year Ended March 31, 2013

		For the year ended March 31, 2013	For the year ended March 31, 2012

Cash Flows from Operating Activities
(Loss) Before Taxes		(540,055,589)	(473,022,229)
Adjustments for:
Depreciation and Amortisation		153,416,360	129,904,528
Employee Stock Option Expenses		11,370,219	22,081,783
Provision for Diminution in Long Term Investment		266,183,605	224,059,000
Interest Income		(110,446,324)	(124,024,315)
Write Back of Provision of Doubtful Receivables		(5,199,050)	—
(Profit) / Loss on Sale of Investment		(64,200,000)	5,040,000
(Profit) / Loss on Sale of Fixed Assets		(49,336)	248,131
Unrealised Exchange Difference		837,604	3,948,145

Operating Loss Before Working Capital Changes		(288,142,511)	(211,764,957)

Changes in Working Capital:
Trade Receivables		107,143,361	9,549,613
Loans and Advances		(1,860,804)	(7,018,081)
Trade Payables, Current Liabilities and Provisions		33,679,428	(83,514,579)

Cash used in Operating Activities		(149,180,526)	(292,748,004)

Taxes Paid, Net of Refund		(7,854,334)	(1,855,651)

Net Cash used in Operating Activities (A)		(157,034,860)	(294,603,655)

Cash Flows From Investing Activities
Payments to Acquire Fixed Assets		(94,775,793)	(211,095,796)
Proceeds from Sale of Fixed Assets		413,962	864,022
Proceeds from Sale of long term Investment		79,200,000	48,000,000
Loan given to Vubites India Pvt Ltd		(61,540,000)	(95,000,000)
Loan given to India aborad publication Inc.		(27,181,146)	(28,106,436)
Interest Income Received		110,446,324	124,102,212

Net Cash used in Investing Activities (B)		6,563,347	(161,235,998)

Cash Flows From Financing Activities
Net Proceeds from Issue of Equity Shares		—	61,310,009

Net Cash used in Financing Activities (C)		—	61,310,009

Net Increase / (Decrease) in Cash and Cash Equivalents (A+B+C)		(150,471,513)	(394,529,644)
Cash and Cash Equivalents at the Beginning of the Year		1,225,820,352	1,620,349,996
Cash and Cash Equivalents at the End of the Year		1,075,348,839	1,225,820,352
Notes
Cash and Cash Equivalents Include:
Cash on Hand		5,211	11
Bank Balances		1,075,414,260	1,225,608,212

Cash and Cash Equivalents		1,075,419,471	1,225,608,223
Effect of Exchange Rate Changes		(70,632)	212,129

Cash and Cash Equivalents Restated		1,075,348,839	1,225,820,352

NOTES FORMING PART OF THE FINANCIAL STATEMENTS	1-33

In terms of our report attached.	For and on behalf of the Board of Directors
For Deloitte Haskins & Sells
Chartered Accountants

/s/ Saira Nainar	/s/ Ajit Balakrishnan	/s/ Sunil Phatarphekar
Partner	Chairman & Managing Director	Director

/s/ Jyoti Ravi Sachdeva
Company Secretary

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

1.	CORPORATE INFORMATION

Rediff.com India Limited (“Rediff” or “the Company”) is in the business of providing online internet based services, focusing on India and the global Indian community. Its websites consists of matters relevant to Indian interests such as cricket, astrology, matchmaker and movies, content on various matters like news and finance, search facilities, a range of community features such as e-mail, chat, messenger, e-commerce, broadband wireless content and mobile value-added services to mobile phone subscribers in India.

2.	SIGNIFICANT ACCOUNTING POLICIES

a)	Basis of preparation of financial statements

The financial statements are prepared under the historical cost convention, on an accrual basis of accounting in accordance with the accounting principles generally accepted in India (‘Indian GAAP’) and comply with the Companies (Accounting Standards) Rules, 2006 (as amended) and relevant provisions of Companies Act, 1956 (‘the Act’).

b)	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Differences between actual results and estimates are recognised in the periods in which the results materialise or are known.

c)	Revenue recognition

Revenues comprise of revenues from online advertising and fee based services. Online advertising includes advertisement and sponsorships. Fee based services include e-commerce, subscription services and mobile value-added services. E-commerce revenues primarily comprise of commission earned on sale of items to customers who shop online while subscription services comprise of subscriptions received for using e-mail, matchmaker and other subscriber services. Mobile value-added services include revenues derived from mobile operators based on value added text messages received and sent by mobile subscribers over their mobile phones.

Online advertising

Advertisement and sponsorship income is derived from customers who advertise on the Company’s website or to whom direct links from the Company’s website to their own websites are provided.

Revenue from advertisement and sponsorships is recognised ratably based on the delivery over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company’s website, which generally provide users with direct links to sponsor websites. These revenues are recognised ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions or clicks or leads or times that an advertisement appears in pages viewed by users of the Company’s website. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

Fee based services

Online shopping revenue primarily consists of commission from the sale of books, music, apparel, confectionery, gifts and other items to retail customers who shop at the Company’s online store. The Company recognises as revenues the commission earned on these transactions and shipping costs recovered from customers.

Subscription service revenues primarily include income from various paid email, web hosting and other service products that cater to a cross section of the Company’s registered user base. The revenue for subscription based service products is deferred and recognised ratably over the period of subscription.

Subscription revenues are also derived from providing mobile value added services (MVAS) such as e-mail and other related products to mobile phone users. The Company contracts with third party mobile operators for sharing revenues from these services. SMS based revenues are recognised when the service is performed.

d)	Tangible assets, intangibles, depreciation and amortisation

Tangible Assets

Tangible assets are stated at cost less accumulated depreciation. The Company depreciates tangible assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	10 years
Computer equipment	3 years
Office equipment	3 to 10 years
Vehicles	8 years
Leasehold improvements	6 years

The effective rates of depreciation based on the estimated useful life of the tangible assets is higher than the rates as prescribed under Schedule XIV to the Companies Act, 1956.

Individual assets costing less than 5,000 are depreciated in full in the year of acquisition.

Intangible Assets

Intangible Assets are stated at cost less accumulated amortisation. Software includes costs incurred in the operations stage that provides additional functions or features to the Company’s website, accounting and monitoring software. These are amortised over their estimated useful life of one to three years. Maintenance expenses or costs that do not result in new features or functions are expensed as product development costs, when incurred.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

e)	Impairment of assets

The carrying values of assets of the Company’s cash-generating units are reviewed for impairment annually or more often if there is an indication of decline in value. If any indication of such impairment exists, the recoverable amounts of those assets are estimated and impairment loss is recognised, if the carrying amount of those assets exceeds their recoverable amount. The recoverable amount is the greater of the net selling price and their value in use. Value in use is arrived at by discounting the estimated future cash flows to their present value based on appropriate discount factor.

f)	Investments

Investments classified as long-term investments are stated at cost. Provision is made to recognise a decline, other than temporary, in the value of such investments. Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition.

g)	Employee benefits

(i) Short term

Short term employee benefits are recognised as an expense at the undiscounted amount expected to be paid over the period of services rendered by the employees to the Company.

(ii) Long term

The Company has both defined-contribution and defined-benefit plans.

•	Defined-contribution plans

These are plans in which the Company pays pre-defined amounts to separate funds. These comprise of contributions to the employees’ provident fund and family pension fund. The Company’s payments to the defined-contribution plans are reported as expenses during the period in which the employees perform the services that the payment covers.

•	Defined-benefit plans

The obligation for the unfunded defined-benefit gratuity is determined using the Projected Unit Credit Method, with actuarial valuations being carried out at each balance sheet date. Actuarial gain and losses are recognised in full in the Statement of Profit and Loss for the period in which they occur.

(iii) Other employee benefits

Compensated absences which accrue to employees and which can be carried to future periods but are expected to be encashed or availed in twelve months immediately following the year end are reported as expenses during the year in which the employees perform the services that the benefit covers and the liabilities are reported at the undiscounted amount of the benefits after deducting amounts already paid. Where there are restrictions on availment of encashment of such accrued benefit or where the availment or encashment is otherwise not expected to wholly occur in the next twelve months, the liability on account of the benefit is actuarially determined using the projected unit credit method

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

h)	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Monetary items of assets and liabilities denominated in a foreign currency are translated using the exchange rates prevailing at the date of Balance Sheet. Exchange gains / losses on account of exchange difference either on settlement or translation are recognised in the Statement of Profit and Loss.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

i)	Stock based compensation

The Company accounts for compensation expense under the Employee Stock Option schemes using the intrinsic value method as per the Guidance Note “Accounting for Employee Share-based Payments” issued by the Institute of Chartered Accountants of India.

j)	Earnings per share

Basic earnings per equity share is computed by dividing the net profit/loss for the year attributable to equity shareholders by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the net profit/loss for the year attributable to equity shareholders by the weighted average number of equity shares outstanding during the year as adjusted for the effects of all potential equity shares on account of stock options outstanding. For the purpose of Earnings Per Share calculations, ADRs are converted to equity shares.

k)	Taxes

Income taxes comprise both current and deferred tax.

Current income tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws. Deferred tax is accounted for by computing the tax effect of timing differences, which arise during the year and reverse in subsequent periods. Deferred tax assets on account of accumulated losses, unabsorbed depreciation and other items are recognised only to the extent that there is virtual certainty of realisation of such assets in future.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

Advance taxes and provisions for current income taxes are presented in the balance sheet after off-setting advance tax paid and income tax provision arising in the same tax jurisdiction and the Company intends to settle the asset and liability on a net basis.

l)	Cash and cash equivalent

The Company considers all highly liquid investments with a remaining maturity at the date of purchase of three months or less and that are readily convertible to known amounts of cash to be cash equivalents.

Cash and cash equivalents consist of cash on hand, balances in current accounts, deposits with banks which are unrestricted as to withdrawal and use.

m)	Research and development expenses

Revenue expenditure pertaining to research is charged to the Statement of Profit and Loss. Development costs of products are also charged to the Statement of Profit and Loss unless a product’s technological feasibility has been established, in which case such expenditure is capitalised. The amount capitalised comprises expenditure that can be directly attributed or allocated on a reasonable and consistent basis to creating, producing and making the asset ready for its intended use. Fixed assets utilised for research and development are capitalised and depreciated in accordance with the policies stated for Tangible Fixed Assets and Intangible Assets.

n)	Leases

Leasing of assets whereby the lessor essentially remains the owner of the asset is classified as operating leases. The payments made by the Company as lessee in accordance with operational leasing contracts or rental agreements are expensed proportionally during the lease or rental period respectively. Any compensation, according to agreement, that the lessee is obliged to pay to the lessor if the leasing contract is terminated prematurely is expensed during the period in which the contract is terminated.

o)	Provisions and Contingencies

A provision is recognized when the Company has a present obligation as a result of past event and it is probable that an outflow of resources will be required to settle the obligation, in respect of which reliable estimate can be made. Provisions (excluding retirement benefits) are not discounted to its present value and are determined based on best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates. Contingent liabilities are not recognized but are disclosed in the notes to the financial statement. A contingent asset is neither recognized nor disclosed.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

3.	SHARE CAPITAL

	As at March 31, 2013		As at March 31, 2012
	Number		Number
Authorised
Equity Shares of 5 each	24,000,000	120,000,000	24,000,000	120,000,000

Issued, Subscribed and Fully Paid up
Equity Shares of 5 each fully paid	14,810,178	74,050,890	14,810,178	74,050,890

a.	Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

	As at March 31, 2013		As at March 31, 2012
	Number		Number
At the beginning of the year	14,810,178	74,050,890	14,615,800	73,079,000
Shares issued during the year (on account of Stock Options exercised)	—	—	194,378	971,890

Outstanding at the end of the period	14,810,178	74,050,890	14,810,178	74,050,890

b.	Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

	As at March 31, 2013		As at March 31, 2012
	Number		Number
Rediff.com India Limited Employee Trust, a Trust controlled by the Board of the Company.	1,015,000	5,075,000	1,015,000	5,075,000

c.	Details of shares held by each shareholder holding more than 5% shares:

	As at March 31, 2013		As at March 31, 2012
Name of shareholder	Number	% Holding	Number	% Holding
Rediffusion Holdings Private Limited	2,200,002	14.85%	2,200,002	14.85%
Draper-India International	—	—	2,200,002	14.85%
Draper International India LP	2,178,000	14.71%	—	—
Edelwiess Finance & Investments Limited.	1,523,000	10.28%	1,523,000	10.28%
Diwan Arun Nanda	1,244,740	8.40%	1,244,740	8.40%
Ajit Balakrishnan	1,100,190	7.43%	1,100,190	7.43%
Rediff.com India Limited Employee Trust	1,015,000	6.85%	1,015,000	6.85%

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

d.	Terms / rights attached to equity shares:

In respect of every ordinary share, voting right shall be in the same proportion as the capital paid upon such Ordinary share bears to the total paid up ordinary capital of the company.

Holders of ADRs are not entitled to attend or vote at shareholders meetings. Holders of ADRs may exercise voting rights with respect to ordinary shares represented by ADRs only in accordance with the provisions of the Company’s deposit agreement and Indian Law.

Each ADRs represents one half of an equity share.

4.	RESERVES AND SURPLUS

Reserves and surplus consist of the following reserves:

	As at March 31, 2013	As at March 31, 2012

Securities premium account
Opening balance	3,430,862,460	3,370,524,341
Addition during the year (On account of Stock Options exercised)	—	60,338,119
Closing balance	3,430,862,460	3, 430,862,460

Stock option outstanding account
Opening balance	116,531,258	94,449,475
ESOP Compensation Cost	11,370,219	22,081,783
Closing balance	127,901,477	116,531,258

(Deficit) in the statement of profit and loss
Opening balance	(1,078,080,372)	(605,058,143)
Deficit during the year	(540,055,589)	(473,022,229)
Closing balance	(1,618,135,961)	(1,078,080,372)

Total	1,940,627,976	2,469,313,346

5.	OTHER LONG-TERM LIABILITIES (UNSECURED)

Other long-term liabilities consist of the followings:

	As at March 31, 2013	As at March 31, 2012

Income received in advance	11,803,771	10,938,653
Deposits from employees	3,849,887	2,009,790

Total	15,653,658	12,948,443

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

6.	LONG – TERM PROVISIONS

Long–term provisions consist of following:

	As at March 31, 2013	As at March 31, 2012

Provision for employee benefits:
Gratuity (unfunded)	27,054,202	21,713,975
Compensated absence (unfunded)	29,749,948	25,839,923

Total	56,804,150	47,553,898

7.	OTHER CURRENT LIABILITIES

Other current liabilities consist of the followings:

	As at March 31, 2013	As at March 31, 2012

Capital creditors	11,130,238	1,538,606
Advance received from customers	9,659,003	50,461,890
Income received in advance	55,644,647	50,735,433
Other Liabilities	2,566,118	2,269,011
Statutory liabilities
Tax deducted at source Payable	9,682,865	4,970,698
Service Tax Payable	325,479	3,404,410
Others	2,725,134	2,682,055
Other payables to related parties (unsecured):
Rediff.com Inc.	36,051,903	34,017,791
Rediff Holding Inc.	6,492,621	6,111,202
Value Communication Corporation	6,966,436	6,514,342

Total	141,244,444	162,705,438

8.	SHORT – TERM PROVISIONS

Short-term provisions consist of the followings:

	As at March 31, 2013	As at March 31, 2012

Provision for employee benefits:
Gratuity (unfunded)	2,438,962	1,782,747
Compensated absence (unfunded)	5,005,640	4,583,039

Total	7,444,602	6,365,786

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

9.	FIXED ASSETS

Fixed assets consist of the followings: (Amount in )

Description	Gross Block as at April 1, 2012	Additions	Deletions	Gross Block as at March 31, 2013	Accumulated Depreciation as at April 1, 2012	Depreciation for the Year	Deletions	Accumulated Depreciation as at March 31, 2013	Net Block Value as at March 31, 2013	Net Block Value as at March 31, 2012
Tangible assets
Furniture and fixture	20,542,335	—	—	20,542,335	(18,082,676)	(460,322)	—	(18,542,998)	1,999,337	2,459,659
Computer	1,368,417,009	46,142,770	(172,741,859)	1,241,817,920	(1,205,013,536)	(92,246,351)	172,643,639	(1,124,616,248)	117,201,672	163,403,473
Office equipment	16,716,016	1,079,451	(407,555)	17,387,912	(11,275,355)	(1,391,797)	392,070	(12,275,082)	5,112,830	5,440,660
Vehicle	13,110,370	3,187,793	(1,013,704)	15,284,459	(5,228,910)	(1,809,133)	762,783	(6,275,260)	9,009,199	7,881,460
Leasehold Improvement	24,990,385	—	—	24,990,385	(14,351,877)	(2,026,635)	—	(16,378,512)	8,611,873	10,638,508

Total tangible assets	1,443,776,115	50,410,014	(174,163,118)	1,320,023,011	(1,253,952,354)	(97,934,238)	173,798,492	(1,178,088,100)	141,934,911	189,823,760

Previous year	1,326,881,863	146,444,529	(29,550,277)	1,443,776,115	(1,187,588,173)	(94,805,303)	28,441,122	(1,253,952,354)	189,823,760	—
Intangible assets
Software	165,347,719	63,091,525	—	228,439,244	(82,585,619)	(55,482,122)	—	(138,067,741)	90,371,503	82,762,100

Total intangible assets	165,347,719	63,091,525	—	228,439,244	(82,585,619)	(55,482,122)	—	(138,067,741)	90,371,503	82,762,100

Previous year	107,247,350	58,100,369	—	165,347,719	(47,486,389)	(35,099,225)	—	(82,585,614)	82,762,100	—
Intangible assets under development	—	—	—	—	—	—	—	—	46,761,840	55,895,954

Grand Total	1,609,123,834	113,501,539	(174,163,118)	1,548,462,255	(1,336,537,973)	(153,416,360)	173,798,492	(1,316,155,841)	279,068,254	328,481,814

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

10.	NON-CURRENT INVESTMENTS

Non – current investments consists of the following:

	Face Value	No	As at March 31, 2013	As at March 31, 2012

Trade investments
A- Others, Fully paid equity shares (unquoted)
Traveljini.com Limited	10	88,350	60,300,253	60,300,253
Tachyon Technologies Pvt. Ltd.	10	13,177	41,700,000	41,700,000
Vakow Technologies Pvt. Ltd.	10	500,000	5,000,000	5,000,000
Imere Technologies Pvt. Ltd.	10	7,857	—	15,000,000
BigSlick Infotech Pvt. Ltd.	1	59,230	4,000,000	4,000,000

			111,000,253	126,000,253

B – Wholly Owned Subsidiary Companies, Fully paid equity shares (unquoted)
Rediff Holding Inc., USA	$0.0001	11,066,667	1,134,483,000	1,134,483,000
Value Communication Corporation, USA	No par value	12,000,000	340,609,949	340,609,949
Vubites India Pvt. Ltd.	1	1,000,000	13,153,409	13,153,409

			1,488,246,358	1,488,246,358

Total (A+B)			1,599,246,611	1,614,246,611

Less Provision for diminution in value of investments			1,531,170,807	1,264,987,202

Net investments			68,075,804	349,259,409

Book value of unquoted investments (net of provisions for diminution) – 68,075,804. (Previous Year 349,259,409)

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

11.	LONG –TERM LOANS AND ADVANCES (Unsecured)

Long – term loans and advances consists of the following:

	As at March 31, 2013	As at March 31, 2012

Considered Good
Rent deposits	39,987,191	27,623,290
Loans to employees	1,736,658	2,589,803
Recoverable taxes (net of provision of 2,075,691 as at March 31, 2012 and 2013)	154,563,726	146,709,392
Prepaid expenses.	10,180,497	15,754,522
Loans and advances to related parties:
Vubites India Pvt. Ltd.	311,667,416	246,879,601
Rediff.com India Ltd. Employee Trust	201,002,530	201,002,530
India Abroad Publication Inc.	70,165,914	29,312,731

	789,303,932	669,871,869

12.	TRADE RECEVABLES (Unsecured)

Trade receivables consist of the following:

	As at March 31, 2013	As at March 31, 2012

(a) Over six months from the date they were due for payments
(i) Considered good	1,903,991	15,868,481
(ii) Considered doubtful	21,876,674	141,874,395

	23,780,665	157,742,876

(b) Others
Considered good	178,018,857	266,155,431

	178,018,857	266,155,431

Total (a+b)	201,799,522	423,898,307

Less: Provision for doubtful debts	21,876,674	141,874,395

	179,922,848	282,023,912

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

13.	CASH AND CASH EQUIVALENT

Cash and cash equivalent consist of the following:

	As at March 31, 2013	As at March 31, 2012

(a) Cash and cash equivalents
Balances with banks
In current account	48,037,231	83,485,460
In EEFC account	3,030,808	478,486
Cash on hand	5,211	11

	51,073,250	83,963,957

(b) Other
In deposits account	1,024,275,589	1,141,856,395

	1,024,275,589	1,141,856,395

Total (a+b)	1,075,348,839	1,225,820,352

14.	SHORT-TERM LOANS AND ADVANCES (Unsecured, considered good)

Short-term loans and advances consist of the following:

	As at March 31, 2013	As at March 31, 2012

Supplier advances	2,627,115	2,202,907
Rent deposits	3,470,000	15,008,900
Loan to employees	2,087,726	2,841,938
Prepaid expenses	33,067,008	39,643,679
Other loans and advances	250,593	614,023

Total	41,502,442	60,311,447

15.	REVENUE FROM OPERATIONS

Revenue from operations consists of the following:

	For the year ended March 31, 2013	For the year ended March 31, 2012

Online advertising	452,709,343	600,696,790
Fee based services	220,324,728	178,006,730

Total	673,034,071	778,703,520

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

16.	OTHER INCOME (NET)

Other income (net) consists of the following:

	For the year ended March 31, 2013	For the year ended March 31, 2012

Interest income:
Interest on fixed deposits	106,201,609	124,024,315
Interest on income-tax refund	4,149,107	1,652,586
Interest others	95,608	104,904
Profit on sale of long-term investments	64,200,000	—
Miscellaneous Income Provision for doubtful debts written back	3,312,635 5,199,050	— —

Total	183,158,009	125,781,805

17.	EMPLOYEE BENEFIT EXPENSES

Employee benefit expenses consist of the following:

	For the year ended March 31, 2013	For the year ended March 31, 2012

Salaries and wages	338,974,679	312,057,334
Contribution to provident fund	12,799,836	12,490,859
Gratuity	7,434,551	4,652,480
ESOP compensation costs	11,370,219	22,081,783
Staff welfare expenses	7,041,401	8,719,280

Total	377,620,686	360,001,736

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

18.	OPERATION AND OTHER EXPENSES

Operation and other expenses consist of the following:

	For the year ended March 31, 2013	For the year ended March 31, 2012

Content Charges	18,804,385	18,482,546
Domain registration charges	21,716,779	18,609,902
Subscription and SMS based costs	30,392,528	41,449,130
E-Commerce – Courier, Freight & Forward	64,041,628	34,168,168
Bandwidth	148,522,495	171,993,006
Software Usage charges	28,675,109	25,063,307
Product development charges	24,514,738	36,994,255
Advertising	2,657,840	83,818,860
Market support	41,166,234	30,645,253
Rent and amenities	48,725,211	48,187,437
Electricity charges	8,270,517	7,429,503
Telecommunication	4,329,895	4,115,574
Repairs and maintenance:
Computers	39,024,484	31,557,588
Others	1,263,830	1,799,970
Insurance	19,094,062	8,020,438
Travel and conveyance	32,460,137	37,523,268
Rates and taxes	353,732	265,890
Foreign exchange loss	495,334	4,415,676
Bank Charges	6,697,493	3,889,841
Provision for doubtful debts
Write back of provision (114,798,671)
Bad debts written off 114,798,671	—	—
Legal and professional fees	33,796,435	26,832,908
Loss / (Gain) on Sale of Fixed Assets	(92,698)	248,131
Loss on Sale of Long Term Investments	—	5,040,000
Other Miscellaneous expenses	24,116,850	22,991,639

Total	599,027,018	663,542,290

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

19.	AUDITOR’S REMUNERATION

	2012-13	2011-12

(i) For service as auditors	2,000,000	1,500,000
(ii) For taxation matters	700,000	1,200,000
(iii) For other services (US GAAP and SOX)	7,050,000	6,050,000
(iv) For reimbursement of expenses	34,171	90,147
(v) For service tax*	1,209,324	1,070,185

	10,993,495	9,910,332

Auditors’ remuneration includes fees of 5 Lacs (2012: 10 Lacs) payable/ paid for professional services to a firm of chartered accountants in which some partners of the firm of statutory auditors are partners.

*	Service tax credit has been availed.

20.	RETIREMENT BENEFIT PLAN

Defined – Benefit Plans

The Company offers its employees unfunded defined-benefit plan in the form of gratuity. This plan provides for a lump-sum payment to be made to vested employees at retirement, death or termination of employment. Commitments are actuarially determined at year-end. Actuarial valuation is done based on “Projected Unit Credit” method. Gains and losses of changed actuarial assumptions are charged to the Statement of Profit and Loss.

Defined benefit commitments:

	2012-13	2011-12

Benefit obligation at the beginning of the year	23,496,722	20,732,081
Actuarial (gain)	1,008,042	(1,268,229)
Current service cost	4,139,798	3,992,710
Interest cost	2,286,710	1,927,999
Benefits paid	(1,438,109)	(1,887,839)
Benefit obligation at the end of the year	29,493,163	23,496,722

Expenses on defined benefit plan:

	2012-13	2011-12

Service cost	4,139,798	3,992,710
Interest cost	2,286,710	1,927,999
Recognised net actuarial (gain)	1,008,042	(1,268,229)
Net gratuity cost	7,434,550	4,652,480

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

The actuarial calculations used to estimate defined benefit commitments and expenses are based on the following assumptions which if changed, would affect the defined benefit commitment’s size and expense:

	2012-13	2011-12
Rate for discounting liabilities	8.00%	8.55%
Salary escalation rate	7.00%	7.00%
Expected rate of return on assets	0.00%	0.00%
Mortality rates	Indian Assured live mortality table (2006-08)	LIC 1994-96 mortality table

The estimate of future salary increase, considered in the actuarial valuation, take account of inflation, seniority, promotion, and other relevant factors. The above information is certified by the actuary.

Experience adjustment:

	2012-13	2011-12

Defined benefit obligation	29,493,164	23,496,723
(Deficit)	(29,493,164)	(23,496,723)
Experience adjustment on plan liabilities	(544,577)	(55,456)

Defined-Contribution Plans

The Company makes contribution towards provident fund and family pension fund to a defined contribution retirement benefit plan for qualifying employees. The provident fund and pension fund are administered by the Government of India. Under the schemes, the Company is required to contribute a specified percentage of salary to the retirement benefit schemes to fund the benefits. A sum of 12,799,836 (Previous Year 12,490,859) has been charged to the revenue account in this respect.

21.	EMPLOYEE STOCK OPTION PLANS (ESOP)

(a)	2002 Stock Option Plan (2002 ESOP)

In January 2002, the Board of directors approved the 2002 Stock Option Plan (“2002 ESOP”) which provide for the grant of incentive stock options and non-statutory stock options to the Company’s employees. All options under these plans are exercisable for the ADRs of the Company. A total of 280,000 of the Company’s equity shares were reserved for issuance pursuant to 2002 ESOP.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

	2002 ESOP
Number of options granted, exercised and forfeited during the year ended March 31,	Options	Weighted average exercise price	Range of exercise price	Weighted average remaining contractual life
Options outstanding, beginning of period	17,750
Expired	(1,250)	124
Options outstanding, end of period	16,500		110 to 980	5.6

Options exercisable as at March 31, 2013, were 8,625 (Weighted average exercise price 745).

(b)	2004 Stock Option Plan (2004 ESOP)

In June 2004, the Board of directors approved the 2004 Stock Option Plan (“2004 ESOP”) for grant of stock options to the Company’s employees. A total of 358,000 equity shares were reserved for issuance under the plan.

	2004 ESOP
Number of options granted, exercised and forfeited during the year ended March 31,	Options	Weighted average exercise price	Range of exercise price	Weighted average remaining contractual life
Options outstanding, beginning of period	135,487
Forfeited	(375)	281
Options outstanding, end of period	135,112		251 to 1,279	3.6

Options exercisable as at March 31, 2013, were 117,237 (Weighted average exercise price 673).

(c)	2006 Stock Option Plan (2006 ESOP)

The 2006 Stock Option Plan (“2006 ESOP”) was adopted and approved by the Compensation committee on June 20, 2006 in accordance with the approval granted by shareholders on March 31, 2006. A total of 670,000 equity shares were approved for issuance under the plan.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

	2006 ESOP
Number of options granted, exercised and forfeited during the year ended March 31,	Options	Weighted average exercise price	Range of exercise price	Weighted average remaining contractual life
Options outstanding, beginning of period	516,438
Forfeited	(10,625)	286
Options outstanding, end of period	505,813		10 to 1,279	5.9

Options exercisable as at March 31, 2013, were 363,563 (Weighted average exercise price 533).

(e)	Method used for accounting for share based payment plan:

The Company has used the intrinsic value method to account for the compensation cost of stock option to employees of the company. Intrinsic value is the amount by which the quoted market price of the underlying share exceeds the exercise price of the option. The Company’s equity shares are currently traded on the NASDAQ Global Market in the form of ADRs.

(f)	Fair Value Methodology:

The fair value of options used to compute pro forma net income and earnings per equity share have been estimated on the date of grant using Black-Scholes model.

	2012-13	2011-12

Net loss as reported	(540,055,589)	(473,022,229)
Add: Stock-based employee compensation	11,370,219	22,081,783
Less: Stock- based compensation expenses determined under fair value method (Proforma) #	41,214,467	37,849,478
Proforma net loss	(569,899,837)	(488,789,924)
Loss per share
Basic – as reported	(36.47)	(32.02)
– Proforma	(38.48)	(33.08)
Diluted – as reported	(36.47)	(32.02)
– Proforma	(38.48)	(33.08)

#	includes stock based compensation cost in respect of stock options issued prior to implementation of Guidance Note on Accounting for Employee Share-based Payments adopted by the Company with effect from April 1, 2006.

The key assumptions used in Black-Scholes model for calculating fair value are: risk-free interest rate: 2.04% to 2.77%, expected life: 5.5 to 7 years, expected volatility of shares: 75.88% to 77.61% and expected growth life in dividend: 0%.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

22.	SEGMENT REPORTING

The Company operates in a single business segment known as “India Online Business” and hence disclosure of segment information as per Accounting Standard 17 on Segment Reporting has not been presented.

23.	RELATED PARTY DISCLOSURES

I.	Names and relationships of related parties

a.	Subsidiary Companies:

Rediff Holdings, Inc., USA

Value Communications Corporation (“Valucom”), USA

Vubites India Private Limited (“Vubites”)

b.	Indirect subsidiaries:

Rediff.com, Inc., USA

India Abroad Publication, Inc.

India in New York Inc.

c.	Associate Companies:

Tachyon Technology Private Limited (“Tachyon”)

Imere Technology Private Limited (“Imere”) (Till 8th October 2012)

BigSlick Infotech Private Limited (“BigSlick”)

d.	Key Management Personnel:

Mr. Ajit Balakrishnan             Chairman and Managing Director

e.	Enterprise over which key management personnel are able to exercise significant influence:

Rediff.com India Employee Trust (“ESOP Trust”)

Rediffussion Holdings Private Limited

RDY&R Private Limited (“RDY&R”)

Quintrol Technologies Private Limited

Ajit Balakrishnan Estate and Securities Private Limited

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

Transactions with Related Parties during the year and balances outstanding as at March 31, 2013:

Name of the Related party	Transactions	2012-13	2011-12
Value Communications Corporation	Payable as at year end, net	6,966,436	6,514,342
India abroad Publications, Inc.	Expenses incurred and other reimbursements by India Abroad Publication Inc on behalf of the Company	190,628	5,933,436
	Expenses incurred and other reimbursements by the Company on behalf of India Abroad Publications, Inc.	11,675,892	8,626,565
	Loan given during the year	27,181,146	38,106,436
	Loans and advances as at year end, net	70,165,914	29,312,731
Rediff.com, Inc.	Payable as at year end	36,051,903	34,017,791
Rediff Holdings, Inc.	Provision for diminution in value of Long Term Investment	266,183,605	224,059,000
	Payable as at year end, net	6,492,621	6,111,202
Vubites India Private Limited	Expenses incurred and other reimbursements by the Company on behalf of Vubites India Private Limited	3,247,815	—
	Loan given during the year (Interest free)	61,540,000	95,000,000
	Loan and advances as at year end	311,667,416	246,879,601
Tachyon Technologies Limited	Product development expenses capitalised	52,000,00	6,605,000
	Payable as at year end	800,000	645,000
Rediff.com India Ltd Employee Trust	Loan and advances as at year end (Interest free)	201,002,530	201,002,530

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

24.	OBLIGATION TOWARDS OPERATING LEASES

The Company leases office space and residential apartments for employees under various operating leases. Operating lease expense that has been included in the determination of the net profit/loss is as follows:

	2012-13	2011-12
Office Premises	43,298,367	44,172,040
Residential flats for accommodation of employees	5,426,844	4,015,397

Total	48,725,211	48,187,437

The minimum annual rental commitments under operating leases are as follows:

	2012-13	2011-12
Not later than one year	18,023,487	21,172,206
Later than one year and not later than five years	210,000	8,580,600

Total payments	18,233,487	29,752,806

25.	EARNING PER EQUITY SHARES

		2012-13	2011-12
A.	Net (loss) attributable to equity shareholders ( )	(540,055,589)	(473,022,229)
B.	Weighted average number of equity shares outstanding during the year	14,810,178	14,773,635
C.	Potentially dilutive equity share equivalents (stock options)	—	—
D.	Weighted average number of equity shares and potentially dilutive equity share equivalents outstanding	14,810,178	14,773,635
E.	Nominal value of Equity Shares ( )	5.00	5.00
	Basic Earnings per Share ( )	(36.47)	(32.02)
	Diluted Earnings per Share ( )	(36.47)	(32.02)

Potentially dilutive shares relating to outstanding employee stock option aggregating 324,027 and 140,247 as at March 31, 2012 and 2013 respectively have been excluded from the computation of diluted earnings per share for these periods as their effect would have been anti-dilutive.

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

26.	CONTINGENCIES AND CAPITAL COMMITMENTS

Contingent liabilities:

During the year ended March 31, 2013 the Company has received demand notice from Income Tax Authorities resulting in a contingent liability of 8,524,108. This is mainly on account of disallowance of payment made for purchase of bandwidth on which tax had not been deducted at source for the assessment years 2010-11 and 2011-12. The Company has paid 4,039,200 under protest and is in the process of filing an appeal with the Commissioner of Income Tax (Appeal).

The Income tax authorities in India have disallowed certain expenses claimed by the Company for certain years which if confirmed by the appellate authorities will be adjusted against the income tax carry forward losses claimed by the Company and not result in outflow of resources embodying economic benefits.

The Company has lodged appropriate proceedings with the relevant income tax authorities and expects to prevail in the appellate proceedings

The Company is also subject to other legal proceedings and claims, which have arisen in the ordinary course of its business. Those actions, when ultimately concluded and determined, will not, in the opinion of management, have a material effect on the results of operations, cash flows or the financial position of the Company.

The Company has not recognized any loss accrual for the litigation disputes as the Company believes that it is probable that it would be successful on resolution of the litigation. The maximum total loss relating to these disputes would be 2,251,040 (previous year 2,251,040) excluding any interest and penalty which amount cannot be reasonably estimated.

Capital Commitments :

	2012-13	2011-12
Estimated amount of contracts remaining to be executed on capital account and not provided for	36,738,160	51,292,532

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

27.	DERIVATIVE TRANSACTION

The Company has not entered in to any derivative transaction during the years ended March 31, 2013 and 2012.

Foreign exchange currency exposures not hedged by derivative instruments are:

		2012-13		2011-12
Sl. No.	Particulars	Amount $	Amount	Amount $	Amount
1	Amount receivable on account of sale of services	576,290	31,386,588	267,766	13,698,908
2	Creditors payable on account of foreign currency expenditure	84,438	4,592,508	30,849	1,578,235
3	Foreign currency bank balances	55,825	3,030,808	9,353	478,500
4	Amount (Payable) / Receivable to subsidiary companies	538,181	29,271,290	(170,345)	(17,330,604)

28.	MICRO AND SMALL ENTERPRISES

The Company has requested its suppliers to confirm the status as to whether they are covered under the Micro, Small and Medium Enterprises Development Act, 2006. The Company has not received intimation from its suppliers under the said Act. In the absence of confirmation from all the suppliers, disclosures, if any relating to amount unpaid as at year end together with interest paid / payable as required under the said Act have not been given.

29.	INCOME IN FOREIGN CURRENCIES

	2012-13	2011-12
(i) E-commerce services	1,424,585	1,249,139
(ii) Media, mobile and others services	27,981,955	19,664,414

Total	29,406,540	20,913,553

REDIFF.COM INDIA LIMITED

Notes forming part of the Financial Statements

30.	EXPENDITURE IN FOREIGN CURRENCIES

Particulars	2012-13	2011-12
(i) Professional charges	17,476,742	10,440,244
(ii) Product development	4,808,619	10,697,934
(iii) Dataline/ internet charges	8,604,741	16,599,776
(iv) Listing fees	2,091,033	1,441,200
(v) Software usage charges	14,005,397	19,923,092
(vi) Purchase of email domains	16,926,127	14,885,239
(vii) Advertising expenses	—	1,314,545
(viii) Market research	—	102,139
(ix) Other matters	2,111,690	2,444,337

Total	66,024,349	77,848,506

31.	INVESTMENT WRITEOFF AND PROVISION FOR DIMINUTION

During the year ended March 31, 2013, the Company made an impairment provision to recognise the other-than-temporary decline in the value of its long term investment in its subsidiary company Rediff Holding Inc., USA amounting to 266,183,605 (previous year 224,059,000).

32.	DEFERRED TAX ASSET

The items that could have resulted in deferred tax assets mainly include the net operating loss and unabsorbed depreciation carry-forward, depreciation, retirement benefits and provisions for bad and doubtful debts. Such deferred tax assets have not been recognised since there is no virtual certainty that sufficient future taxable income will be available against which such deferred tax assets can be realised.

33.	COMPARATIVES

These financial statements have been prepared to comply with the Revised Schedule VI of the Companies Act, 1956 and the previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year.

Statement pursuant to Section 212 of the Companies Act 1956

relating to the Subsidiary Companies

	Rediff Holdings Inc.	Value Communications Corporation	Vubites India Private Ltd.
A. Name of the Subsidiary
B. Financial year of the subsidiary ended on	31-Mar-2013	31-Mar-2013	31-Mar-2013
C. The Company’s interest in the subisidiary on the aforesaid date
a) Number of shares held	11,066,667	12,000,000	1,000,000
b) Face Value per share in US dollars	0.0001	No par value	Re. 1/-
c) extent of Holding	100%	100%	100%
D. The net aggregate of Profits/(losses) of the subsidiary so far it concerns the members of the company
a) Not dealt with in the accounts of the company amounted to
1. For the Subsidiary’s financial year ended as in “B” above
Equivalent to INR*	(82,600,570)	Nil	(110,684,445)
2. For the previous financial years of the Subsidiary since it became the Company’s Subsidiary
Equivalent to INR*
b) Dealt with in the accounts of the company amounted to
1. For the Subsidiary’s financial year ended as in “B” above
Equivalent to INR*
2. For the previous financial years of the Subsidiary since it became the Company’s Subsidiary
Equivalent to INR*

*	Exchange rate used : 1 USD = Rs.54.39

Disclaimer:

We have translated the foreign currency amounts in the financial data derived from our Subsidiaries financial statements at the closing rate as on March 31, 2013. The transactions should not be considered as a representation that such foreign currency amounts have been, could have been or could be converted in to Rupees at any particular rate, the rate stated above, or at all

For and on behalf of the Board

Place: Mumbai, India	/s/ Ajit Balakrishnan	/s/ Sunil Phatarphekar
Date: September 5, 2013	Chairman & Managing Director	Director

/s/ Jyoti R Sachdeva
Company Secretary

DIRECTORS’ REPORT

To,

The Members of Vubites India Private Limited

Your Directors are pleased to submit the Annual Report of the Company together with the Audited Statement of Accounts for the year ended 31st March 2013.

1.	FINANCIAL AND OPERATING RESULTS

During the year under review, the Company had incurred a loss of 111 million ( 108 million) after providing for depreciation of 60 million (previous year 58 million) and the said loss is carried forward to the next year. The Directors are exploring the avenues of carrying on the business of, inter alia, re-selling and placement of advertising across various media.

2.	DIVIDEND

Your Directors do not recommend any dividend for the year ended on March 31, 2013.

3.	DEPOSITS

The Company has not accepted any deposits within the meaning of Section 58A of the Companies Act, 1956 during the year under review.

4.	DIRECTORS

No director of the Company has been disqualified to be a Director of the Company on account of non compliance with any of the provisions of the Companies Act, 1956.

5.	COMPLIANCE CERTIFICATE

In accordance with Section 383A of the Companies Act, 1956 and Companies (Compliance Certificate) Rules, 2001, the Company has obtained a Certificate from a Secretary in whole time practice confirming that the Company has complied with all the provisions of the Companies Act, 1956 during the period under review and a copy of such certificate is annexed to this Report.

6.	DIRECTORS’ RESPONSIBILITY STATEMENT

Pursuant to the provisions of Section 217(2AA) of the Companies Act, 1956, Directors of your Company wish to state that:

i)	In the preparation of the annual accounts for the year ended on March 31, 2013, the applicable accounting standards have been followed along with proper explanation relating to material departures;

ii)	The directors have selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give true and fair view of the state of affairs of the Company at the end of the said financial year and of the loss of the Company for the year ended as on that date;

iii)	The directors have taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of the Companies Act, 1956 for safeguarding the assets of the Company and for preventing and detecting fraud and other irregularities;

iv)	The directors have prepared the annual accounts for the financial year ended 31st March 2013 on a going concern basis.

7.	INFORMATION PURSUANT TO SECTION 217(2B) OF THE COMPANIES ACT, 1956

There was no buy back of company’s shares during the financial year in terms of provisions of Section 77A (4) of the Companies Act, 1956.

8.	INFORMATION PURSUANT TO SECTION 217(1)(d) OF THE COMPANIES ACT, 1956

There are no material changes and commitments, affecting the financial position of the Company which have occurred between the end of the financial year of the Company to which the balance sheet relates and the date of this report.

9.	INFORMATION PURSUANT TO SECTION 217(1)(e) OF THE COMPANIES ACT, 1956

Information required to be provided under section 217(1)(e) of the Companies Act, 1956 read with the Companies (Disclosure of Particulars in the Report of the Board of Directors) Rules, 1988 in relation to Conservation of Energy and Technology Absorption are currently not applicable to the Company. The details with respect to the Foreign Exchange Earnings and Outgo of the Company for the year ended on 31st March 2013 are given below:

Earnings	:	Nil
Outgo	:	2.5 million (previous year 3 million)

10.	PARTICULARS OF EMPLOYEES UNDER SECTION 217(2A) OF THE COMPANIES ACT, 1956

There was no employee in the Company during the period under review that is in receipt of remuneration in excess of the limits specified in Section 217(2A) of the Companies Act, 1956.

11.	AUDITORS

M/s. Vivek Mestry and Associates, Chartered Accountants (Reg. no. 115553W), the Statutory Auditors of Company and who hold the office till the conclusion of ensuing Annual General Meeting are eligible to be re-appointed as the Statutory Auditors of the Company till the conclusion of next Annual General Meeting. The Company has received from the Auditors undertaking their eligibility to accept the office, if reappointed. The members are requested to consider their re-appointment as set out in the Notice convening the Annual General Meeting.

The observations made by the Auditors’ in their report and notes to accounts are self- explanatory and do not call for any further comments.

For and on behalf of the Board of Directors

Place : Mumbai
Date : September 5, 2013

	/s/ Swasti Bhowmick	/s/ Ashish Mehrotra
	Director	Director

INDEPENDENT AUDITORS’ REPORT

To the Members of

VUBITES INDIA PRIVATE LIMITED

Report on the Financial Statements

We have audited the accompanying financial statements of VUBITES INDIA PRIVATE LIMITED (“the Company”), which comprise the Balance Sheet as at 31st March, 2013, and the Statement of Profit and Loss for the year ended 31st March, 2013 and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position and financial performance of the Company in accordance with the Accounting Standards referred to in sub-section (3C) of section 211 of the Companies Act, 1956 (“the Act”). This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

a)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2013; and

b)	in the case of the Statement of Profit and Loss of the loss for the year ended on that date.

Report on Other Legal and Regulatory Requirements

This report does not include a statement on the matters specified in paragraph 4 of the Companies (Auditors Report) Order, 2003 and amendment thereto by the Companies (Auditors Report) (Amendment) Order, 2004, issued by the Department of the Companies Affaires, in terms of Section 227(4A) of the Co. Act, 1956, since in our opinion and according to the information & explanations given to us, the said Order is not applicable to the Company.

As required by section 227(3) of the Act, we report that:

a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

b)	in our opinion proper books of account as required by law have been kept by the Company so far as appears from our examination of those books;

c)	the Balance Sheet and Statement of Profit and Loss dealt with by this Report are in agreement with the books of account;

d)	in our opinion, the Balance Sheet and Statement of Profit and Loss comply with the Accounting Standards referred to in subsection (3C) of section 211 of the Companies Act, 1956; and

e)	on the basis of written representations received from the directors as on March 31, 2013, and taken on record by the Board of Directors, none of the directors is disqualified as on March 31, 2013, from being appointed as a director in terms of clause (g) of sub-section (1) of section 274 of the Companies Act, 1956.

For Vivek Mestry & Associates

Chartered Accountants

(Registration no. 115553W)

/s/ Vivek Mestry

Proprietor

Membership No: 49628

Place: Mumbai

Date: September 5, 2013

VUBITES INDIA PRIVATE LIMITED

Balance Sheet as at March 31, 2013

(in Rupees)

Particulars	Note No.	As at March 31, 2013	As at March 31, 2012
A EQUITY AND LIABILITIES
1 Shareholders’ funds
(a) Share capital	3	1,000,000	1,000,000
(b) Reserves and surplus	4	(253,867,040)	(143,182,595)

		(252,867,040)	(142,182,595)
2 Non-current liabilities
Other Long Term Liabilities	5	311,667,416	246,879,601
Long-term provisions	6	3,239,463	2,739,683

		314,906,879	249,619,284
3 Current liabilities
(a) Trade payables	7	9,157,596	13,253,831
(b) Other current liabilities	8	2,789,685	645,734
(c) Short-term provisions	9	528,605	498,270

		12,475,886	14,397,835

TOTAL		74,515,725	121,834,524

B ASSETS
1 Non-current assets
(a) Fixed assets	10
(i) Tangible assets		32,125,417	46,393,561
(ii) Intangible assets		24,852,932	61,549,636

		56,978,349	107,943,197
(b) Long-term loans and advances	11	6,798,229	4,394,764

		63,776,578	112,337,961
2 Current assets
(a) Trade receivables	12	1,235,357	—
(b) Cash and cash equivalents	13	3,681,114	3,764,183
(c) Short-term loans and advances	14	5,822,676	5,732,380

		10,739,147	9,496,563

TOTAL		74,515,725	121,834,524

Significant accounting policies & Notes on financial statements	1-27

In terms of our report attached.	For and on behalf of the Board of Directors
For Vivek Mestry & Associates	For Vubites India Pvt. Ltd
Chartered Accountants
Registeration no. 115553W

/s/ Vivek Mestry
Proprietor	/s/ Swasti Bhowmick	/s/ Ashish Mehrotra
Membership no. 49628	Director	Director

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

VUBITES INDIA PRIVATE LIMITED

Profit and loss statement for the year ended March 31, 2013

(in Rupees)

Particulars	Note No.	For the year ended March 31, 2013	For the year ended March 31, 2012
1 Revenue from operations	15	9,837,966	581,111
2 Other income (net)	16	1,513,670	64,565

TOTAL REVENUE		11,351,636	645,676

3 Expenses:
(a) Employee benefit expenses	17	32,418,758	34,122,872
(b) Depreciation and amortization expenses	10	59,810,277	58,049,241
(c) Operation and other expenses	18	29,807,046	16,717,303

TOTAL EXPENSES		122,036,081	108,889,416

4 LOSS FOR BEFORE TAX		(110,684,445)	(108,243,740)

Tax Expense
Current tax expense for prior years		—	—

LOSS FOR THE YEAR		(110,684,445)	(108,243,740)

5 Earnings per equity share—Basic and Diluted	24	(110.68)	(108.24)
Significant accounting policies & Notes on financial statements	1-27

In terms of our report attached.	For and on behalf of the Board of Directors
For Vivek Mestry & Associates	For Vubites India Pvt. Ltd
Chartered Accountants
Registeration no. 115553W

/s/ Vivek Mestry
Proprietor	/s/ Swasti Bhowmick	/s/ Ashish Mehrotra
Membership no. 49628	Director	Director

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

1.	CORPORATE INFORMATION

Vubites India Private Limited (“Vubites” or “the Company”) is in the business of providing web-based tools that small merchants, who doesn’t have a media planner can create their media plan without any help and a technology and can use to create low cost TV advertisements of their own, which play on television directly at the local level.

2.	SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of financial statements

The financial statements are prepared as per historical cost convention and in accordance with the generally accepted accounting principles in India, the provisions of the Companies Act, 1956, and the applicable Accounting Standards referred to in section 211(3C) of the Companies Act, 1956. All income and expenditure having material bearing on the financial statements are recognised on accrual basis.

b.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Differences between actual results and estimates are recognised in the periods in which the results materialise or are known.

c.	Revenue recognition

The Company offers web-based tools that small merchants can use to create low cost TV ads of their own and in mpeg 2 format, which, play on television directly, a tool where the small merchant who doesn’t have a media planner can create their media plan without any help and a technology to insert TV ads at the local level. Revenue is recognised ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable.

d.	Tangible assets, intangibles, depreciation and amortisation

Tangible Assets

Tangible assets are stated at cost less depreciation. Depreciation on fixed assets other than leasehold improvements is using the straight-line method and in the manner specified under Schedule-XVI of the Companies Act, 1956.

Expenditure on leasehold improvements is amortised equally over a period of lease.

Intangible Assets

Intangible Assets are stated at cost less amortisation. Software includes costs incurred in the operations stage that provides additional functions or features to the Company’s website. These are amortised over their estimated useful life of one to three years. Maintenance expenses or costs that do not result in new features or functions are expensed as product development costs, when incurred.

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

e.	Impairment of assets

The carrying values of assets of the Company’s cash-generating units are reviewed for impairment annually or more often if there is an indication of decline in value. If any indication of such impairment exists, the recoverable amounts of those assets are estimated and impairment loss is recognised, if the carrying amount of those assets exceeds their recoverable amount. The recoverable amount is the greater of the net selling price and their value in use. Value in use is arrived at by discounting the estimated future cash flows to their present value based on appropriate discount factor.

f.	Employee benefits

(i) Short term

Short term employee benefits are recognised as an expense at the undiscounted amount expected to be paid over the period of services rendered by the employees to the Company.

(ii) Long term

The Company has both defined-contribution and defined-benefit plans.

•	Defined-benefit plans

The obligation for the unfunded defined-benefit gratuity is calculated as at the balance sheet date by independent actuaries in a manner that distributes expenses over the employees’ working life and fully provided for. These commitments are valued at the present value of the expected future payments, with consideration for calculated future salary increases, using a discount rate corresponding to the interest rate estimated by the actuary having regard to the interest rate on government bonds with a remaining term that is almost equivalent to the average balance working period of employees.

•	Defined-contribution plans

These are plans in which the Company pays pre-defined amounts to separate funds. These comprise of contributions to the employees’ provident fund and family pension fund. The Company’s payments to the defined-contribution plans are reported as expenses during the period in which the employees perform the services that the payment covers.

(iii) Other employee benefits

Compensated absences which accrue to employees and which can be carried to future periods but are expected to be encashed or availed in twelve months immediately following the year end are reported as expenses during the year in which the employees perform the services that the benefit covers and the liabilities are reported at the undiscounted amount of the benefits after deducting amounts already paid. Where there are restrictions on availment of encashment of such accrued benefit or where the availment or encashment is otherwise not expected to wholly occur in the next twelve months, the liability on account of the benefit is actuarially determined using the projected unit credit method

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

g.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Monetary items denominated in a foreign currency are translated using the exchange rates prevailing at the date of Balance Sheet. Exchange gains / losses on account of exchange difference either on settlement or translation are recognised in Profit and Loss Statement.

h.	Stock based compensation

The Company accounts for compensation expense under the Employee Stock Option schemes using the intrinsic value method as per the Guidance Note “Accounting for Employee Share-based Payments” issued by the Institute of Chartered Accountants of India.

i.	Earnings per share

Basic earnings per share is computed by dividing the net profit/loss for the year attributable to equity shareholders by the weighted average number of equity shares outstanding during the year.

j.	Taxes

Income taxes comprise both current and deferred tax.

Current income tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws. Deferred tax is accounted for by computing the tax effect of timing differences, which arise during the year and reverse in subsequent periods. Deferred tax assets on account of accumulated losses, unabsorbed depreciation and other items are recognised only to the extent that there is virtual certainty of realisation of such assets in future.

Advance taxes and provisions for current income taxes are presented in the balance sheet after off-setting advance tax paid and income tax provision arising in the same tax jurisdiction and the Company intends to settle the asset and liability on a net basis.

k.	Cash and cash equivalent

The Company considers all highly liquid investments with a remaining maturity at the date of purchase of three months or less and that are readily convertible to known amounts of cash to be cash equivalents.

Cash and cash equivalents consist of cash on hand, balances in current accounts, deposits with banks which are unrestricted as to withdrawal and use.

l.	Research and development expenses

Revenue expenditure pertaining to research is charged to the Statement of Profit and Loss. Development costs of products are also charged to the Statement of Profit and Loss unless a product’s technological feasibility has been established, in which case such expenditure is capitalised. The amount capitalised comprises expenditure that can be directly attributed or allocated on a reasonable and consistent basis to creating, producing and making the asset ready for its intended use. Fixed assets utilised for research and development are capitalised and depreciated in accordance with the policies stated for Tangible Fixed Assets and Intangible Assets.

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

m.	Leases

Leasing of assets whereby the lessor essentially remains the owner of the asset is classified as operating leases. The payments made by the Company as lessee in accordance with operational leasing contracts or rental agreements are expensed proportionally during the lease or rental period respectively. Any compensation, according to agreement, that the lessee is obliged to pay to the lessor if the leasing contract is terminated prematurely is expensed during the period in which the contract is terminated.

n.	Provisions and Contingencies

A provision is recognized when the Company has a present obligation as a result of past event and it is probable that an outflow of resources will be required to settle the obligation, in respect of which reliable estimate can be made. Provisions (excluding retirement benefits) are not discounted to its present value and are determined based on best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates. Contingent liabilities are not recognized but are disclosed in the notes to the financial statement. A contingent asset is neither recognized nor disclosed.

3.	SHARE CAPITAL

	As at march 31, 2013		As at march 31, 2012
	Number		Number
Authorised
Equity Shares of Re.1 each	10,000,000	10,000,000	10,000,000	10,000,000

Issued, Subscribed and Fully Paid up	1,000,000	1,000,000	1,000,000	1,000,000

Equity Shares of Re.1 each fully paid	1,000,000	1,000,000	1,000,000	1,000,000

a.	Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

	As at march 31, 2013		As at march 31, 2012
	Number		Number
Shares outstanding at the beginning and end of the year	1,000,000	1,000,000	1,000,000	1,000,000

Shares outstanding at the end of the year	1,000,000	1,000,000	1,000,000	1,000,000

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

b.	Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

	As at march 31, 2013		As at march 31, 2012
	Number		Number
Rediff.com India Ltd. (Holding company)	1,000,000	1,000,000	1,000,000	1,000,000

c.	Shares held by each shareholder holding more than 5% shares:

	As at march 31, 2013		As at march 31, 2012
	No of Shares Held	% of Holding	No of Shares Held	% of Holding
Rediff.com India Ltd.	1,000,000	100%	1,000,000	100%

4.	RESERVES AND SURPLUS

Reserves and surplus consist of the following reserves:

	As at March 31, 2013	As at March 31, 2012

Statement of Profit & Loss
Opening balance	(143,182,595)	(34,938,855)
Deficit during the year	(110,684,445)	(108,243,740)
Closing balance	(253,867,040)	(143,182,595)

Total	(253,867,040)	(143,182,595)

5.	OTHER LONG TERM LIABILITIES

Other Long Term Liabilities consist of following:

	As at March 31, 2013	As at March 31, 2012

Other payable to related party (Unsecured)
Rediff.com India Limited	311,667,416	246,879,601

Total	311,667,416	246,879,601

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

6.	LONG – TERM PROVISIONS

Long – Term provisions consist of following:

	As at March 31, 2013	As at March 31, 2012

Provision for employee benefits:
Gratuity	1,254,182	813,974
Compensated absence	1,985,281	1,925,709

Total	3,239,463	2,739,683

7.	TRADE PAYABLES

Trade Payables consist of following:

	As at March 31, 2013	As at March 31, 2012

Trade payables	9,157,596	13,253,831

Total	9,157,596	13,253,831

8.	OTHER CURRENT LIABILITIES

Other Current Liabilities consist of the followings:

	As at March 31,	As at March 31,
	2013	2012

a) Statutory liabilities
Tax deducted at source Payable	314,769	453,302
Service Tax Payable	221,676	186,407
Others	15,350	6,025
b) Advances from customers	2,237,890	—

Total	2,789,685	645,734

9.	SHORT – TERM PROVISIONS

Short-term provisions consist of the followings:

	As at March 31, 2013	As at March 31, 2012

Provision for employee benefits:
Gratuity	372,495	394,671
Compensated absence	156,110	103,599

Total	528,605	498,270

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

10.	FIXED ASSETS

Fixed assets consist of the followings: (Amount in )

Description	Gross Block				Depreciation/Amortisation				Net Block
	As at 01/04/2012	Additions	Deletions	As at 31/03/2013	As at 01/04/2012	Additions	Deletions	As at 31/03/2013	As at 31/03/2013	As at 31/03/2012
Tangible assets
Leasehold Improvements	1,457,434	—	—	1,457,434	1,457,434	—	—	1,457,434	—	—
Furniture and Fixtures	320,920	—	—	320,920	194,077	22,951	—	217,028	103,892	126,843
Electrical Fittings	264,670	—	—	264,670	139,310	26,312	—	165,622	99,048	125,360
Office Equipment	551,496	—	—	551,496	250,390	52,967	—	303,357	248,139	301,106
Computers	78,582,927	8,714,367	—	87,297,294	32,742,675	22,880,281	—	55,622,956	31,674,338	45,840,252

Total tangible Assets	81,177,447	8,714,367	—	89,891,814	34,783,886	22,982,511	—	57,766,397	32,125,417	46,393,560

Previous year	37,774,226	43,584,021	(180,800)	81,177,447	16,545,596	18,340,530	(102,240)	34,783,886	46,393,561	—
Intangible assets
Software	110,411,392	131,062	—	110,542,454	48,861,756	36,827,766	—	85,689,522	24,852,932	61,549,636

Total intangible assets	110,411,392	131,062	—	110,542,454	48,861,756	36,827,766	—	85,689,522	24,852,932	61,549,636

Previous year	109,871,190	540,202	—	110,411,392	9,153,045	39,708,711	—	48,861,756	61,549,636	—

Grand Total	191,588,839	8,845,428	—	200,434,268	83,645,642	59,810,277	—	143,455,919	56,978,349	328,481,814
Previous Year	147,645,416	44,124,223	(18,0800)	191,588,839	25,689,641	58,049,241	(102,240)	83,645,642	107,943,197	—

Note: 1) Depreciation for the previous year of 22,27,251/- was Capitalised as Capital Work-in-progress.

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

11.	LONG –TERM LOANS AND ADVANCES (Unsecured)

Long – term loans and advances consists of the following:

	As at March 31, 2013	As at March 31, 2012

Unsecured Considered Good
Rent deposits	950,400	1,150,400
Employee Advances	827,750	—
Prepaid expenses	11,630	—
Recoverable taxes	5,008,449	3,244,364

Total	6,798,229	4,394,764

12.	TRADE RECEIVABLES (Unsecured)

Trade Receivables consists of the following:

	As at March 31, 2013	As at March 31, 2012

Unsecured:
a) Debts outstanding for more than six months from the date they are due for payment.	—	—
b) Other Debts—Considered Good	1,235,357	—

Total	1,235,357	—

13.	CASH AND BANK BALANCES

Cash & Bank Balances consists of the following:

	As at March 31,	As at March 31,
	2013	2012

(i) Balances with Banks :
In Current Accounts	3,562,423	3,657,484
In Fixed Deposit Accounts	113,866	105,475
(ii) Cash in Hand	4,825	1,224

Total	3,681,114	3,764,183

Note:

The deposits maintained by the Company with the bank comprise of time deposits, which can be withdrawn by the Company at any time without prior notice or penalty on the principal.

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

14.	SHORT TERM LOANS & ADVANCES

Short Term Loans & Advances consists of the following:

	As at March 31,	As at March 31,
	2013	2012

Unsecured considered good :
a) Employee Advances	678,426	37,439
b) Capital advance	1,187,768	5,662,266
c) Advance to vendors	1,958,213	—
d) Security deposit to vendors	1,800,000	—
e) Prepaid expenses	198,269	32,675

Total	5,822,676	5,732,380

15.	REVENUE FROM OPERATIONS:

Revenue from Operation consists of the following:

	As at March 31, 2013	As at March 31, 2012

Advertising Receipts (Net of Service Tax)	9,837,966	581,111

Total	9,837,966	581,111

16.	OTHER INCOME

Other Income consists of the following:

	As at March 31,	As at March 31,
	2013	2012

Interest Received	25,977	7,223
Miscellaneous Income	1,487,693	51,602
Profit on Sale of Fixed Assets	—	5,740

Total	1,513,670	64,565

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

17.	EMPLOYEE BENEFIT EXPENSES

Employee Benefit Expenses consists of the following:

	As at March 31,	As at March 31,
	2013	2012

Salaries and wages	30,144,337	26,358,819
Gratuity	492,719	259,096
ESOP Compensation Costs	—	6,337,500
Contribution to PF	1,344,714	931,331
Staff welfare	436,988	236,126

Total	32,418,758	34,122,872

18.	OTHER EXPENSES

Other Income consists of the following:

	As at March 31,	As at March 31,
	2013	2012

Advertisement insertion charges	15,215,432	2,161,902
Bandwidth charges	792,450	1,653,803
Rent and amenities	2,161,001	983,035
Electricity charges	772,100	139,686
Telecommunication	146,588	81,454
Repairs and maintenance
Computer	359,111	239,473
Other	144,063	581,854
Insurance	65,950	57,644
Travel and conveyance	1,842,395	1,198,045
Rates and Taxes	39,064	39,817
Legal and Professional Fees	4,083,831	3,948,544
Commission & Brokerage	28,000	238,616
Office Expenses	102,060	—
Product Development Charges	100,000	—
Freight & Forwarding Charges	133,327	385,893
Security Service Charges	149,561	145,991
Consumables—Stores & Spares	662,699	3,114,672
Sundry balances written off	—	278,121
Virtual Storage / Servers	1,353,229	—
Office Maintenance	1,259,398	—
Foreign Exchange Gain / Loss	150,331	—
Miscellaneous expenses	246,456	1,468,752

Total	29,807,046	16,717,303

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

19.	Expenditure In Foreign Currency (on accrual basis):

	2012-13	2011-12
Particulars
Software cards	2,499,921	3,136,387

Total	2,499,921	3,136,387

20.	Payment to auditors (net of service tax):

	2012-13	2011-12
Particulars
a) Statutory audit fees	100,000	100,000
b) Other Services	4,500	12,000
c) Service Tax (*)	12,916	11,536

(*)	Service Tax credit has been availed.

21.	Employee Benefit Obligations

Defined – Benefit Plans

The Company offers its employees unfunded defined-benefit plan in the form of gratuity. This plan provides for a lump-sum payment to be made to vested employees at retirement, death or termination of employment. Commitments are actuarially determined at year-end. On adoption of the revised Accounting Standard, (AS)-15 on “Employee Benefits” notified under the Companies (Accounting Standards) Rules, 2006, actuarial valuation is done based on “Projected Unit Credit” method. Gains and losses of changed actuarial assumptions are charged to the Profit and Loss Statement.

Defined benefit commitments:

	2012-13	2011-12

Benefit obligation at the beginning of the year	917,573	6,58,477
Actuarial losses	119,765	(54,565)
Current service cost	275,385	242,160
Interest cost	97,569	71,501
Benefit obligation at the end of the year	14,10,292	917,573

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

Expenses on defined benefit plan:

	2012-13	2011-12

Service cost	275,385	242,160
Interest cost	97,569	71,501
Recognised net actuarial losses	119,765	(54,565)
Net gratuity cost	492,719	259,096

The actuarial calculations used to estimate defined benefit commitments and expenses are based on the following assumptions which if changed, would affect the defined benefit commitment’s size and expense:

	2012-13	2011-12

Rate for discounting liabilities	8.00%	8.55%
Salary escalation rate	7.00%	7.00%
Expected rate of return on assets	0.00%	0.0%
Mortality rates	Indian Assured Lives Mortality (2006-08)	LIC 1994-96 mortality table

The estimate of future salary increase, considered in the actuarial valuation, take account of inflation, seniority, promotion, and other relevant factors. The above information is certified by the actuary.

Experience adjustment:

	2012-13	2011-12

Defined benefit obligation	14,10,292	917,573
(Deficit)	(14,10,292)	(917,573)
Experience adjustment on plan liabilities	34,779	(1,416)

22.	Operating leases

The Company leases office space and residential apartments for employees under various operating leases. Operating lease expense that has been included in the determination of the net profit/loss is as follows:

	2012-13	2011-12
Particulars
Office Premises	2,161,001	983,035

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

These lease agreements are executed for a period ranging between 3—60 months with a renewable clause. These lease agreements also provide for termination by mutual consent by giving a prior notice period between 1 – 3 months.

The minimum annual rental commitments under operating leases are as follows:

	2012-13	2011-12
Particulars
Not later than one year	288,000	438,000

Total payments	288,000	438,000

23.	Related Parties Disclosures

I. Names and relationships of related parties

Holding Company:

Rediff.com India Limited

Transactions with Related Parties during the year and balances outstanding as at March 31, 2013:

Name of the Related party	Transactions	2012-13	2011-12
Rediff.com India Limited	Reimbursement of expenses	3,247,815	—
	Loans received during the year	61,540,000	95,000,000
	Payable as at year end	311,667,416	246,879,601

24.	Deferred tax assets

The items that could have resulted in deferred tax assets mainly include the net operating loss and unabsorbed depreciation carry-forward, depreciation, retirement benefits. Such deferred tax assets have not been recognised since there is no virtual certainty that sufficient future taxable income will be available against which such deferred tax assets can be realised.

25.	Earnings Per Share (EPS)

		2012-13	2011-12
A.	Net loss attributable to equity shareholders ( )	110,684,445	1,08,243,740
B.	Weighted average number of equity shares outstanding during the year	10,00,000	10,00,000
C.	Nominal value of Equity Shares ( )	1.00	1.00
	Basic Earning per Share ( )	(110.68)	(108.24)
	Diluted Earning per Share ( )	(110.68)	(108.24)

VUBITES INDIA PRIVATE LIMITED

Notes forming part of the Financial Statements

26.	Amount payable to Micro, Small and Medium Enterprises

The Company has requested its suppliers to confirm the status as to whether they are covered under the Micro, Small and Medium Enterprises Development Act, 2006. The Company has not received intimation from its suppliers under the said Act. In the absence of confirmation from all the suppliers disclosure, if any relating to amount unpaid as at year end together with interest paid / payable as required under the said Act have not been given.

27.	Comparatives

Previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year.

Rediff Holding Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

Mr. Sridhar Iyengar

Mr. Sunil Phatarphekar

AUDITORS

PATKAR & PENDSE

INDIA

DIRECTORS’ REPORT

The Board of Directors present the audited financial statements of Rediff Holding Inc. for the year ended March 31, 2013.

PRINCIPAL ACTIVITIES

Rediff Holding Inc. is a cost center talking care of all corporate related expenditure for the Rediff Group in the USA, and does not generate any revenue.

REVIEW OF BUSINESS

Gross Loss (before provision for diminution) is US $ 412,868/-. After giving effect to other adjustments, net loss of US $ 1,518,672/- was carried to Balance Sheet.

DIVIDENDS

In view of the losses, your Directors do not recommend any dividend.

FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

/s/ DIRECTOR

Date: September 5, 2013

AUDITORS’ REPORT

To

The Board of Directors,

Rediff Holdings Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of REDIFF HOLDINGS INC., a Company incorporated as a Delaware Corporation in February, 2001 in the United States, (“the Company”), which comprise the Balance Sheet as at March 31, 2013, and the Statement of Profit and Loss account for the year then ended and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position and financial performance of the Company in accordance with the Accounting Standards referred to in the notes to these financial statements. This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Contd….2)

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

a)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2013;

and

b)	in the case of the Statement of Profit and Loss of the loss for the year ended on that date;

Report on Other Legal and Regulatory Requirements

1.	As required by section 227(3) of the Act, we report that:

a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

b)	in our opinion proper books of account as required by law have been kept by the Company so far as appears from our examination of those books

c)	the Balance Sheet and Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.

d)	in our opinion, the Balance Sheet and Statement of Profit and Loss comply with the Accounting Standards referred to in the notes to these financial statements.

For Patkar & Pendse

Chartered Accountants

(Reg.No. 107824W)

/s/B.M. Pendse

Partner

M.No. 32625

Place: Mumbai

Date: September 5, 2013

Rediff Holdings Inc.

Balance Sheet as at 31st March, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
I. EQUITY AND LIABILITIES
(1) Shareholder’s Funds
(a) Share Capital	3	1,107	1,107
(b) Reserves and Surplus	4	3,033,261	4,551,933
(2) Non Current Liabilities
(a) Other Non Current Liabilities	5	6,898,690	6,404,163
(3) Current Liabilities
(a) Trade payables	6	100,000	101,638
(b) Short-term provisions	7	—	11,440

Total		10,033,058	11,070,281

II. ASSETS
(1) Non-current assets
(a) Non-current investments	8	6,795,522	6,690,536
(b) long-term loans and advances	9	3,225,711	4,346,342
(2) Current assets
(a) Cash and cash equivalents	10	11,825	33,403

Total		10,033,058	11,070,281

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

Rediff Holdings Inc.

Statement of Profit and Loss for the year ended 31st March, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
I. Revenue from operations		—	—

Total Revenue		—	—

II. Expenses:
Employee benefit expense	11	222,770	221,072
Other expenses	12	190,098	397,643

Total Expenses		412,868	618,715

III. Loss before exceptional Items & tax		(412,868)	(618,715)

IV. Exceptional Items
Impairment provision for promisory note		1,100,000	—

V. Loss before tax		(1,512,868)	(618,715)

VI. Tax expense:
Current tax		5,804	8,473

VII. Loss for the period		(1,518,672)	(627,188)

VIII. Earning per equity share:
Basic		(0.14)	(0.06)
Diluted		(0.14)	(0.06)

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

REDIFF HOLDINGS INC.

Notes to Financial Statements for the year ended 31.03.2013

NOTE 1: CORPORATE INFORMATION

Rediff Holdings Inc (“the Company”) was incorporated as a Delaware Corporation in February 2001 by Rediff.Com India Limited to act as the holding company for some of the Parent’s investments in United States.

NOTE 2: ACCOUNTING POLICIES

a.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

b.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.	Revenue recognition

Rediff Holdings Inc is a cost center taking care of all corporate related expenditure for the Rediff Group in US, and does not generate any revenue.

d.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Computer equipment and software	3 years
Office equipment	5 years

e.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

A provision for diminution in the value of investments is made in the books of accounts on a decline, other than temporary, in the value of such investments.

REDIFF HOLDINGS INC.

Notes to Financial Statements for the year ended 31.03.2013

f.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitates the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies allow leave encashment. Provision has been made in the books for unavailed leave balance at the end of the year.

g.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

h.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

i.	Deferred Income Taxes

Deferred Tax is recognized for all timing differences, subject to the consideration of prudence, applying the tax rates that have been subsequently enacted after the Balance Sheet date.

Rediff Holdings Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 3: SHARE CAPITAL

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Authorised
Equity Shares of $0.0001 each	11,333,000	1,133	11,333,000	1,133

Issued and Subscribed
Equity Shares of $0.0001 each	11,066,667	1,107	11,066,667	1,107

Total	11,066,667	1,107	11,066,667	1,107

3.1 Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

Particulars	Equity Shares
	Number	Value
Shares outstanding at the beginning of the year	11,066,667	1,107
Shares issued during the year	—	—

Shares outstanding at the end of the year	11,066,667	1,107

3.2 Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Rediff.com India Ltd. (Holding Company)	11,066,667	1,107	11,066,667	1,107

Total	11,066,667	1,107	11,066,667	1,107

3.3 Details of shares held by each shareholder holding more than 5% shares:

Name of Shareholder	As at 31 March 2013		As at 31 March 2012
	No. of Shares held	% of Holding	No. of Shares held	% of Holding
Rediff.com India Ltd. (Holding Company)	11,066,667	100%	11,066,667	100%

Total	11,066,667	100%	11,066,667	100%

3.4 Terms / rights attached to equity shares

In respect of every ordinary share, voting right shall be in the same proportion as the capital paid upon such Ordinary share bears to the total paid up ordinary capital of the company.

Rediff Holdings Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 4: RESERVES AND SURPLUS

Particulars	As at 31 March 2013	As at 31 March 2012
a. Securities Premium Account
Opening Balance	23,998,893	23,998,893
Add : Securities premium credited on Share issue	—	—
Less : Premium Utilised for various reasons	—	—

Closing Balance	23,998,893	23,998,893

b. Deficit
Opening balance	(19,446,960)	(18,819,772)
(+) (Net Loss) For the current year	(1,518,672)	(627,188)

Closing Balance	(20,965,632)	(19,446,960)

Total	3,033,261	4,551,933

NOTE 5: OTHER NON CURRENT LIABILITES

Particulars	As at 31 March 2013	As at 31 March 2012
Loans and advances from related parties
(Unsecured)
India Abroad Inc.	3,493,376	3,202,850
Rediff.com Inc.	3,405,314	3,201,313

Total	6,898,690	6,404,163

NOTE 6: TRADE PAYABLES

Particulars	As at 31 March 2013	As at 31 March 2012
Trade payables	100,000	101,638

Total	100,000	101,638

NOTE 7: SHORT TERM PROVISIONS

Particulars	As at 31 March 2013	As at 31 March 2012
Provision for taxation	—	11,440
Less: Advance tax and Tax deducted at source	—	—

Total	—	11,440

Rediff Holdings Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 8: NON-CURRENT INVESTMENTS

Particulars	As at 31 March 2013		As at 31 March 2012
Trade Investments
Investment in Equity Instruments
In wholly Owned Subsidiary Companies (Fully Paid-up, Unquoted)
India Abroad Inc.	14,751,366		14,751,366
3,198,080 (Previous year 3,198,080) equity shares of $0.01 per share
Less: Provision for diminution	10,231,676	4,519,690	10,231,676	4,519,690

Rediff.com Inc.	870,846		870,846
5,000 (Previous year 5,000) equity shares of $0.001 per share
Less: Provision for diminution	—	870,846	—	870,846

In Other Companies (Fully Paid-up, Unquoted)
Runa Inc.	1,404,986		1,300,000
Less: Provision for diminution	—	1,404,986	—	1,300,000

Total		6,795,522		6,690,536

NOTE 9: LONG TERM LOANS AND ADVANCES

Particulars	As at 31 March 2013		As at 31 March 2012
Advances recoverable in cash or kind
Prepaid Expenses	—	—	20,632	20,632

Loans and advances to related parties
Rediff.com India Ltd.	548,632		548,632
Value Communication Corporation	2,677,079	3,225,711	2,677,078	3,225,710

Promissory notes	1,100,000		1,100,000
Less: Provision for dimination	1,100,000	—	—	1,100,000

Total		3,225,711		4,346,342

Rediff Holdings Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 10: CASH AND CASH EQUIVALENTS

Particulars	As at 31 March 2013	As at 31 March 2012
Balance with Banks—in Current Accounts
In Current accounts	10,849	32,428
In Deposit account	976	975

Total	11,825	33,403

NOTE 11: EMPLOYEE BENEFIT EXPENSE

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Salaries and Wages	209,895	209,586
Staff Welfare Expenses	12,875	11,486

Total	222,770	221,072

NOTE 12: OTHER EXPENSES

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Travelling expenses	5,713	43,024
Professional charges	73,897	63,031
Telephone expenses	3,415	3,075
Insurance charges	32,431	220,316
Office expenses	5,444	6,521
Payroll Processing Charges	3,687	3,393
Directors Fee	65,000	49,000
Advertising and Promotion	—	8,764
Misc Write off/back	—	—
Bank Charges	511	519

Total	190,098	397,643

Rediff Holdings Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 13: DIMINUTION IN THE VALUE OF INVESTMENTS

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

NOTE 14: DEFERRED TAX

As of March 31, 2013, the Company has net operating loss carry forwards of approx $7,126,000 for federal income tax purposes, which expire in the years 2020 to 2032. Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

NOTE 15: PRIOR YEAR COMPARATIVES

These financial statements have been prepared to comply with the Revised Schedule VI of the Companies Act, 1956 and the previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year

India Abroad Publications Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

AUDITORS

PATKAR & PENDSE

INDIA

DIRECTORS’ REPORT

The Board of Directors present the audited financial statements of India Abroad Publications Inc. for the year ended March 31, 2013.

PRINCIPAL ACTIVITIES

India Abroad Publications Inc., a weekly newspaper-publishing Company is a subsidiary of Rediff Holdings Inc., (‘Rediff Holdings’) which in turn is a wholly owned subsidiary of Rediff.com India Limited (‘Rediff.com’).

India Abroad’s revenues primarily include advertising and sponsorship and consumer subscription revenues earned from the publication of its weekly newspaper distributed primarily in the USA & Canada. India Abroad was acquired by Rediff Holdings on April 28, 2001 by acquiring substantially all of the outstanding voting shares of India Abroad Publications, Inc.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year, the Company earned gross income of US $ 2,214,723/-. Gross Loss (before depreciation & amortization) is US $ 882,202 /-. After giving effect to other adjustments, net loss of US $ 894,762/- was carried to Balance Sheet.

DIVIDENDS

In view of the losses, your Directors do not recommend any dividend.

FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

/s/ DIRECTOR

Date: September 5, 2013

AUDITORS’ REPORT

To

The Board of Directors,

India Abroad Publications Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of INDIA ABROAD PUBLICATIONS INC., a wholly owned subsidiary of Rediff Holdings Inc. and incorporated in the United States, (“the Company”), which comprise the Balance Sheet as at March 31, 2013, and the Statement of Profit and Loss account for the year then ended and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position and financial performance of the Company in accordance with the Accounting Standards referred to in the notes to these financial statements. This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Contd….2)

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

a)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2013;

and

b)	in the case of the Statement of Profit and Loss of the loss for the year ended on that date;

Report on Other Legal and Regulatory Requirements

1.	As required by section 227(3) of the Act, we report that:

a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

b)	in our opinion proper books of account as required by law have been kept by the Company so far as appears from our examination of those books

c)	the Balance Sheet and Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.

d)	in our opinion, the Balance Sheet and Statement of Profit and Loss comply with the Accounting Standards referred to in the notes to these financial statements.

For Patkar & Pendse

Chartered Accountants

(Reg. No. 107824W)

/s/ B.M. Pendse

Partner

M. No. 32625

Place: Mumbai

Date: September 5, 2013

India Abroad Publications, Inc.

Balance Sheet as at March 31, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
I. EQUITY AND LIABILITIES
(1) Shareholder’s Funds
(a) Share capital	3	31,981	31,981
(b) Reserves and surplus	4	(1,016,697)	(121,935)
(2) Non Current Liabilities
(a) Other Non Current Liabilities	5	4,470,890	3,804,790
(2) Current Liabilities
(a) Trade payables	6	687,413	607,872
(b) Other current liabilities	7	51,505	58,612

Total		4,225,092	4,381,320

II. ASSETS
(1) Non-current assets
(a) Fixed assets
(i) Tangible assets	8	45,061	21,349
(ii) Capital work-in-progress			33,960
(b) Non-current investments	9	129,793	129,793
(2) Long Term Loans & Advances	10	3,499,212	3,251,743
(2) Current assets
(a) Trade receivables	11	311,577	385,921
(b) Cash and cash equivalents	12	77,243	299,520
(c) Short-term loans and advances	13	114,244	211,072
(d) Other current assets	14	47,962	47,962

Total		4,225,092	4,381,320

In terms of our report attached
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B.M. Pendse	/s/ A. Balakrishnan
Partner	Director

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

India Abroad Publications, Inc.

Statement of Profit and Loss for the year ended March 31, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
		$	$
I. Revenue from operations	15	2,201,421	2,398,614
II. Other Income	16	13,302	347

Total Revenue		2,214,723	2,398,961

III. Expenses:
Employee benefit expense	17	890,063	872,706
Depreciation and amortization expense		12,560	2,243
Other expenses	18	2,206,862	2,157,120

Total Expenses		3,109,485	3,032,069

IV. Loss for the period		(894,762)	(633,108)

V. Earnings per equity share:
(1) Basic		(0.28)	(0.20)
(2) Diluted		(0.28)	(0.20)

In terms of our report attached
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B.M. Pendse	/s/ A. Balakrishnan
Partner	Director

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

INDIA ABROAD PUBLICATIONS INC.

Notes to Financial Statements for the year ended 31.03.2013

NOTE 1: CORPORATE INFORMATION

India Abroad Publications Inc (“the Company”) was incorporated as a New York Corporation on June 26th, 1970. On April 26, 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications catering to the Asian-American community focusing on India and the global Indian community.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

b.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.	Revenue recognition

Revenues comprise of subscriptions to the India Abroad weekly newspaper publication and income from advertisements.

Revenue from advertisements is recognized upon publishing of the advertisements in the newspaper.

Subscription revenues are derived from the revenues received from newspaper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 years period.

d.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment and software	3 years
Office equipment	5 years

e.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

INDIA ABROAD PUBLICATIONS INC.

Notes to Financial Statements for the year ended 31.03.2013

f.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitates the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies allow leave encashment. Provision has been made in the books for unavailed leave balance at the end of the year.

g.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

h.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

i.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

j.	Contingent Liabilities

These are disclosed by way of notes to the balance sheet. Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

India Abroad Publications, Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 3: SHARE CAPITAL

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Authorised
Equity Shares of $0.01 each	6,000,000	60,000	6,000,000	60,000

Issued, subscribed and paid up
Equity Shares of $0.01 each	3,198,080	31,981	3,198,080	31,981

Total	3,198,080	31,981	3,198,080	31,981

3.1 Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

Particulars	Equity Shares
	Number	Value
Shares outstanding at the beginning and end of the year	3,198,080	31,981

3.2 Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Rediff Holding Inc. (Holding Company)	3,198,080	31,981	3,198,080	31,981

Total	3,198,080	31,981	3,198,080	31,981

3.3 Details of shares held by each shareholder holding more than 5% shares:

Name of Shareholder	As at 31 March 2013		As at 31 March 2012
	No. of Shares held	% of Holding	No. of Shares held	% of Holding
Rediff Holding Inc. (Holding Company)	3,198,080	100%	3,198,080	100%

Total	3,198,080	100%	3,198,080	100%

3.4 Terms / rights attached to equity shares

In respect of every ordinary share, voting right shall be in the same proportion as the capital paid upon such Ordinary share bears to the total paid up ordinary capital of the company.

India Abroad Publications, Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 4: RESERVES AND SURPLUS

Particulars	As at 31 March 2013	As at 31 March 2012
a. Securities Premium Account
Opening Balance	212,446	212,446
Addition during the year	—	—

Closing Balance	212,446	212,446

b. Statement of profit and loss
Opening balance	(334,381)	298,726
Deficit for the year	(894,762)	(633,107)

Closing Balance	(1,229,143)	(334,381)

Total	(1,016,697)	(121,935)

NOTE 5: OTHER NON-CURRENT LIABILITIES

Particulars	As at 31 March 2013	As at 31 March 2012
Other payables to related parties: (Unsecured)
Rediff.com India Ltd.	2,789,692	2,341,851
Value Communication Corporation	68,328	68,329
India In New York Inc.	1,612,870	1,394,610

Total	4,470,890	3,804,790

NOTE 6: TRADE PAYABLES

Particulars	As at 31 March 2013	As at 31 March 2012
Trade Payables	687,413	607,872

Total	687,413	607,872

NOTE 7: OTHER CURRENT LIABILITIES

Particulars	As at 31 March 2013	As at 31 March 2012
Advances from customers	51,505	58,612

Total	51,505	58,612

India Abroad Publications, Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 8: FIXED ASSETS

Fixed Assets	Gross Block					Accumulated Depreciation					Net Block
	Balance as at 1 April 2012	Additions/ (Disposals)	Acquired through business combinations	Revaluations/ (Impairments)	Balance as at 31 March 2013	Balance as at 1 April 2012	Depreciation charge for the year	Adjustment due to revaluations	On disposals	Balance as at 31 March 2013	Balance as at 31 March 2013	Balance as at 1 April 2012
(i) Tangible Assets
Machinery and Equipment	196,310		(3,327)	—	192,983	181,094	11,745	—	—	192,839	143	15,216
Furniture and fixtures	43,607	—	—	—	43,607	37,474	594	—	—	38,068	5,538	6,133
Telephone System	75,564	—	—	—	75,564	75,564		—	—	75,564	0	0
Office Renovation	155,796	—	—	—	155,796	155,796		—	—	155,796	(0)	(0)

Subtotal	471,277	—	(3,327)	—	467,950	449,928	12,339	—	—	462,267	5,681	21,349

(ii) CWIP	33,960	5,420	—	—	39,380	—	—	—	—	—	39,380	33,960

Subtotal	33,960	5,420	—	—	39,380	—	—	—	—	—	39,380	33,960

Total	505,237	5,420	(3,327)	—	507,330	449,928	12,339	—	—	462,267	45,061	55,309

India Abroad Publications, Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 9: NON-CURRENT INVESTMENTS

Particulars	As at 31 March 2013	As at 31 March 2012
Trade Investments (At Cost)
Investment in Equity Instruments
In wholly-owned Subsidiary Companies (Fully Paid-up, Unquoted)
India Abroad Publications (Canada) Inc.	104,793	104,793
162,974 (P.Y. 162,974) shares of no par value
India in New York Inc.	25,000	25,000
100 (P.Y. 100) shares of no par value

Total	129,793	129,793

NOTE 10: LONG TERM LOANS AND ADVANCES

Particulars	As at 31 March 2013	As at 31 March 2012
Loans and advances to related parties
(Unsecured, Considered good)
Rediff Holding Inc.	2,717,526	2,739,522
India Abroad Publications (Canada) Inc.	781,686	512,221

Total	3,499,212	3,251,743

Interest free loans payable on demand

NOTE 11: TRADE RECEIVABLES

Particulars	As at 31 March 2013		As at 31 March 2012
(Unsecured, Considered good)
Debts outstanding over six months from the due date of payment	307,077		284,375
Less: Provision for doubtful debts	307,077	—	284,375	—

Others	311,576		385,921
Less: Provision for doubtful debts	—	311,577	—	385,921

Total	311,577		385,921

NOTE 12: CASH AND CASH EQUIVALENTS

Particulars	As at 31 March 2013	As at 31 March 2012
Balance with Banks—in Current Accounts
In Current accounts	77,243	299,520

Total	77,243	299,520

India Abroad Publications, Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 13: SHORT TERM LOANS AND ADVANCES

Particulars	As at 31 March 2013	As at 31 March 2012
Advances recoverable in cash or kind
(Unsecured, Considered good)
Advances and Deposits	87,387	140,715
Prepaid Expenses	22,007	55,457
Advance to Employees	4,850	14,900

Total	114,244	211,072

Interest free loans payable on demand

NOTE 14: OTHER CURRENT ASSETS

Particulars	As at 31 March 2013	As at 31 March 2012
Unamortised Expenditure
(to the extent not written off or adjusted)
Goodwill for purchase of India Abroad Publications (Canada) Inc.	47,962	47,962

Total	47,962	47,962

NOTE 15: REVENUE FROM OPERATIONS

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Subscription Income	236,278	237,343
Classified Income	370,175	400,492
Display Income	1,594,090	1,760,708
Retail Sale	878	71

Total	2,201,421	2,398,614

NOTE 16: OTHER INCOME

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Interest	188	347
Royalty	5,930
Misc Income	7,184

Total	13,302	347

NOTE 17: EMPLOYEE BENEFIT EXPENSE

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Salaries and Allowances	752,283	750,249
Staff Welfare Expenses	137,780	122,457

Total	890,063	872,706

India Abroad Publications, Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 18: OTHER EXPENSES

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Production Expenses	783,638	838,916
Editorial expenses	131,267	147,669
Circulation Expenses	507,271	491,157
Advertising and Promotion	148,768	92,916
Rent	204,959	197,710
IA Person Of the Year Expenses	142,273	166,426
Office Expenses	53,679	66,722
Bank Charges	58,628	44,473
Telephone and Telegrams	23,683	38,643
Electricity Expenses	20,879	20,349
Professional fees	2,270	12,209
Provision for doubtful debts	22,702	27,000
Internet-bandwidth cost	7,980	7,790
Exchange loss	91,899
Dues and Subscriptions	6,966	5,140

Total	2,206,862	2,157,120

NOTE 19: OPERATING LEASES

The Company leases office space and a Guest House for employees, under operating leases. Operating lease expense that has been included in the determination of the net profit is as follows:

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Leased Premises	204,959	197,710

Total	204,959	197,710

NOTE 20: CONTINGENT LIABILITIES AND COMMITMENTS

OTHER CONTINGENCIES

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US$1.2 million. The Company disputes this assertion and has offered the claimant approximately US$50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

NOTE 21: EARNINGS IN FOREIGN CURRENCY

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Advertising Revenue	253,852	290,123

Total	253,852	290,123

NOTE 22: PRIOR YEAR COMPARATIVES

These financial statements have been prepared to comply with the Revised Schedule VI of the Companies Act, 1956 and the previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year

India in New York Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

AUDITORS

PATKAR & PENDSE

INDIA

DIRECTORS’ REPORT

The Board of Directors present the audited financial statements of India in New York Inc. for the year ended March 31, 2013.

PRINCIPAL ACTIVITIES

India in New York Inc. is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. The Company publishes a free newspaper, distributed in the New York Metropolitan area.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of US$ 111,332/- and the net profit of US $ 111,265/- was carried to Balance Sheet.

DIVIDENDS

With a view to conserve resources, your Directors do not recommend any dividend.

FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

/s/ DIRECTOR

Date: September 5, 2013

AUDITORS’ REPORT

To

The Board of Directors,

India In New York Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of INDIA IN NEW YORK INC., a wholly owned subsidiary of India Abroad Publications Inc. incorporated in the United States, (“the Company”), which comprise the Balance Sheet as at March 31, 2013, and the Statement of Profit and Loss account for the year then ended and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position and financial performance of the Company in accordance with the Accounting Standards referred to in the notes to these financial statements. This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Contd….2)

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

a)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2013;

and

b)	in the case of the Statement of Profit and Loss of the profit for the year ended on that date;

Report on Other Legal and Regulatory Requirements

1.	As required by section 227(3) of the Act, we report that:

a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

b)	in our opinion proper books of account as required by law have been kept by the Company so far as appears from our examination of those books

c)	the Balance Sheet and Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.

d)	in our opinion, the Balance Sheet and Statement of Profit and Loss comply with the Accounting Standards referred to in the notes to these financial statements.

For Patkar & Pendse

Chartered Accountants

(Reg.No. 107824W)

/s/ B. M. Pendse

Partner

M.No. 32625

Place: Mumbai

Date: September 5, 2013

India In New York, Inc.

Balance Sheet as at March 31, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
I. EQUITY AND LIABILITIES
(1) Shareholder’s Funds
(a) Share capital	3	—	—
(b) Reserves and surplus	4	1,670,763	1,559,498
(2) Current Liabilities
(a) Other current liabilities	5	14,546	11,477

Total		1,685,309	1,570,975

II. ASSETS
(1) Non-Current assets	6	1,612,868	1,394,610
(2) Current assets
(a) Trade receivables	7	64,704	155,491
(b) Cash and cash equivalents	8	7,737	20,874

Total		1,685,309	1,570,975

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B.M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

India In New York, Inc.

Statement of Profit and Loss for the year ended March 31, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
I. Revenue from operations	9	111,332	189,198

Total Revenue		111,332	189,198

II. Expenses:
Other expenses	10	67	—

Total Expenses		67	—

III. Profit for the period		111,265	189,198

IV. Earning per equity share:
(1) Basic		1,113	1,892
(2) Diluted		1,113	1,892

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

INDIA IN NEW YORK, INC.

Notes to Financial Statements for the year ended 31.03.2013

NOTE 1: CORPORATE INFORMATION

India In New York Inc (“the Company”) was incorporated as a New York Corporation on May 1st 1997. In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading free news publications catering to the Asian- American community focusing on India and the global Indian community.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

a.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

b.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.	Revenue recognition

Revenues comprise of revenues from advertisements.

Revenue from advertisements is recognized upon publishing of the advertisements in the newspaper.

d.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

INDIA IN NEW YORK, INC.

Notes to Financial Statements for the year ended 31.03.2013

e.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

India In New York, Inc.

Notes to Financial Statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 3: SHARE CAPITAL

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Authorised
Equity Shares of no par value	200	—	200	—

Issued and Subscribed
Equity Shares of no par value	100	—	100	—

Total	100	—	100	—

3.1 Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

Particulars	Equity Shares
	Number	Value
Shares outstanding at the beginning of the year	100	—
Shares issued during the year	—	—

Shares outstanding at the end of the year	100	—

3.2 Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
India Abroad Inc. (Holding Company)	100	—	100	—

Total	100	—	100	—

3.3 Details of shares held by each shareholder holding more than 5% shares:

Name of Shareholder	As at 31 March 2013		As at 31 March 2012
	No. of Shares held	% of Holding	No. of Shares held	% of Holding
India Abroad Inc. (Holding Company)	100	100%	100	100%

Total	100	100%	100	100%

3.4 Terms / rights attached to equity shares

In respect of every ordinary share, voting right shall be in the same proportion as the capital paid upon such Ordinary share bears to the total paid up ordinary capital of the company.

India In New York, Inc.

Notes to Financial Statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 4: RESERVES AND SURPLUS

Particulars	As at 31 March 2013	As at 31 March 2012
a. Securities Premium Account
Opening Balance	25,000	25,000
Add : Securities premium credited on Share issue	—	—
Less : Premium Utilised for various reasons	—	—

Closing Balance	25,000	25,000

b. Surplus
Opening balance	1,534,498	1,345,300
(+) Net Profit for the current year	111,265	189,198

Closing Balance	1,645,763	1,534,498

Total	1,670,763	1,559,498

NOTE 5: OTHER CURRENT LIABILITIES

Particulars	As at 31 March 2013	As at 31 March 2012
Advance from customers
(Unsecured)	14,546	11,477

Total	14,546	11,477

NOTE 6: LONG TERM LOANS AND ADVANCES

Particulars	As at 31 March 2013	As at 31 March 2012
Loans and advances to related parties
(Unsecured, Considered good)
India Abroad Inc.	1,612,868	1,394,610

Total	1,612,868	1,394,610

NOTE 7: TRADE RECEIVABLES

Particulars	As at 31 March 2013	As at 31 March 2012
(Unsecured, Considered good)
Debts outstanding over six months from the due date of payment
Others	64,704	155,491

Total	64,704	155,491

India In New York, Inc.

Notes to Financial Statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 8: CASH AND CASH EQUIVALENTS

Particulars	As at 31 March 2013	As at 31 March 2012
Balance with Banks—Current accounts
Citibank	7,737	20,874

Total	7,737	20,874

NOTE 9: REVENUE FROM OPERATIONS

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Display income	111,332	189,198

Total	111,332	189,198

NOTE 10: OTHER EXPENSES

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Paper and Printing Expenses	67	—

Total	67	—

NOTE 11: PRIOR YEAR COMPARATIVES

These financial statements have been prepared to comply with the Revised Schedule VI of the Companies Act, 1956 and the previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year

India Abroad Publications (Canada), Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

AUDITORS

PATKAR & PENDSE

INDIA

DIRECTORS’ REPORT

The Board of Directors present the audited financial statements of India Abroad Publications (Canada), Inc. for the year ended March 31, 2013.

PRINCIPAL ACTIVITIES

India Abroad Publications (Canada), Inc. (IA Canada), is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. IA Canada sells advertising space and subscriptions for the India Abroad newspaper in the Canadian Market.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of C$ 68,685/-. Net loss of C$ 257,160/- was carried to Balance Sheet.

DIVIDENDS

In view of the losses, your Directors do not recommend any dividend.

FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

/s/ DIRECTOR

Date: September 5, 2013

AUDITORS’ REPORT

To

The Board of Directors,

India Abroad Publications (Canada) Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of INDIA ABROAD PUBLICATIONS (CANADA) INC., a Company incorporated in the United States, (“the Company”), which comprise the Balance Sheet as at March 31, 2013, and the Statement of Profit and Loss account for the year then ended and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position and financial performance of the Company in accordance with the Accounting Standards referred to in the notes to these financial statements. This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Contd….2)

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

a)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2013;

and

b)	in the case of the Statement of Profit and Loss of the loss for the year ended on that date;

Report on Other Legal and Regulatory Requirements

1.	As required by section 227(3) of the Act, we report that:

a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

b)	in our opinion proper books of account as required by law have been kept by the Company so far as appears from our examination of those books

c)	the Balance Sheet and Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.

d)	in our opinion, the Balance Sheet and Statement of Profit and Loss comply with the Accounting Standards referred to in the notes to these financial statements.

For Patkar & Pendse

Chartered Accountants

(Reg.No. 107824W)

/s/ B.M. Pendse

Partner

M.No. 32625

Place: Mumbai

Date: September 5, 2013

India Abroad Publications (Canada), Inc.

Balance Sheet as at March 31, 2013

Particulars	Note No	2012-2013 (C$)	2011-2012 (C$)
I. EQUITY AND LIABILITIES
(1) Shareholder’s Funds
(a) Share capital	3	—	—
(b) Reserves and surplus	4	(724,230)	(467,070)
(2) Non Current Liabilities
(a) Other Non Current Liabilities	5	666,065	397,497
(2) Current Liabilities
(a) Trade payables	6	114,655	87,432
(b) Other current liabilities	7	(17,465)	4,072

Total		39,025	21,931

II. ASSETS
(1) Non-current assets
(a) Fixed assets
(i) Tangible assets	8	—	—
(2) Current assets
(a) Trade receivables	9	7,525	14,492
(b) Cash and cash equivalents	10	31,500	7,439

Total		39,025	21,931

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

India Abroad Publications (Canada), Inc.

Statement of Profit and Loss for the year ended March 31, 2013

Particulars	Note No	2012-2013 (C$)	2011-2012 (C$)
I. Revenue from operations	11	68,685	184,698

Total Revenue		68,685	184,698

II. Expenses:
Employee benefit expense	12	114,210	52,538
Depreciation and amortization expense	7	—	6,818
Other expenses	13	211,635	301,985

Total Expenses		325,845	361,341

III. Loss for the period		(257,160)	(176,643)

IV. Earning per equity share:
(1) Basic		(1.58)	(1.08)
(2) Diluted		(1.58)	(1.08)

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

INDIA ABROAD PUBLICATIONS (Canada) INC.

Notes to Financial Statements for the year ended 31.03.2013

NOTE 1: CORPORATE INFORMATION

India Abroad Publications (Canada) Inc (“the Company”) was incorporated in Canada on December 20th, 1983. In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications, catering to the Asian-American community focusing on India and the global Indian community.

NOTE 2: ACCOUNTING POLICIES

a.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

b.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.	Revenue recognition

Revenues comprise from subscription to the India Abroad weekly news paper and income from advertisements. Revenue from advertisements is recognized upon publishing of the advertisements in the newspaper.

Subscription revenues are derived from the revenues received from the news paper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 year period.

d.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Office equipment	5 years

INDIA ABROAD PUBLICATIONS (Canada) INC.

Notes to Financial Statements for the year ended 31.03.2013

e.	Employee retirement benefits

The company does not have any employee retirement benefit plan.

Leave Encashment

The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

f.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

g.	Income taxes

Income taxes are accounted for in accordance with Canadian tax laws on Income accrued and form part of the Holding Company tax liabilities.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in Canada. Tax liabilities and provision is accounted for by the Holding company.

India Abroad Publications (Canada), Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in C$)

NOTE 3: SHARE CAPITAL

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Authorised
Equity Shares of no par value	—	—	—	—

Issued and Subscribed
Equity Shares of no par value	162,974	—	162,974	—

Total	162,974	—	162,974	—

3.1 Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

Particulars	Equity Shares
	Number	Value
Shares outstanding at the beginning of the year	162,974	—
Shares issued during the year	—	—

Shares outstanding at the end of the year	162,974	—

3.2 Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
India Abroad Inc. (Holding Company)	162,974	—	162,974	—

Total	162,974	—	162,974	—

3.3 Details of shares held by each shareholder holding more than 5% shares:

Name of Shareholder	As at 31 March 2013		As at 31 March 2012
	No. of Shares held	% of Holding	No. of Shares held	% of Holding
India Abroad Inc. (Holding Company)	162,974	100%	162,974	100%

Total	162,974	100%	162,974	100%

3.4 Terms / rights attached to equity shares

In respect of every ordinary share, voting right shall be in the same proportion as the capital paid upon such Ordinary share bears to the total paid up ordinary capital of the company.

India Abroad Publications (Canada), Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 4: RESERVES AND SURPLUS

Particulars	As at 31 March 2013	As at 31 March 2012
a. Securities Premium Account
Opening Balance	142,974	142,974
Add : Securities premium credited on Share issue	—	—
Less : Premium Utilised for various reasons	—	—

Closing Balance	142,974	142,974

b. Deficit
Opening balance	(610,044)	(433,401)
(+) (Net Loss) For the current year	(257,160)	(176,643)

Closing Balance	(867,204)	(610,044)

Total	(724,230)	(467,070)

NOTE 5: OTHER NON-CURRENT LIABILITIES

Particulars	As at 31 March 2013	As at 31 March 2012
Payable to related parties : (Unsecured)
India Abroad Publication inc.	666,065	397,497

Total	666,065	397,497

NOTE 6: TRADE PAYABLES

Particulars	As at 31 March 2013	As at 31 March 2012
Trade Payables	114,655	87,432

Total	114,655	87,432

NOTE 7: OTHER CURRENT LIABILITIES

Particulars	As at 31 March 2013	As at 31 March 2012
Advances from customers	(17,465)	2,535
Payroll Taxes Payable	—	1,537

	—	—

Total	(17,465)	4,072

India Abroad Publications (Canada), Inc.

Notes to Financial statements for the year ended March 31, 2012

(Amt. in C$)

NOTE 8: FIXED ASSETS

Fixed Assets	Gross Block					Accumulated Depreciation					Net Block
	Balance as at 1 April 2012	Additions/ (Disposals)	Acquired through business combinations	Revaluations/ (Impairments)	Balance as at 31 March 2013	Balance as at 1 April 2012	Depreciation charge for the year	Adjustment due to revaluations	On disposals	Balance as at 31 March 2013	Balance as at 31 March 2013	Balance as at 1 April 2012
Tangible Assets
Machinery and Equipment	—	—	—	—	—	—	—	—	—	—	—	—
Furniture and Fixtures	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—

Previous year figures	15,120	—	—	—	15,120	8,302	6,818	—	—	15,120	—	6,818

India Abroad Publications (Canada), Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in C$)

NOTE 9: TRADE RECEIVABLES

Particulars	As at 31 March 2013	As at 31 March 2012
(Unsecured, Considered good)
Debts outstanding over six months from the due date of payment	—	—
Others	7,525	14,492

Total	7,525	14,492

NOTE 10: CASH AND CASH EQUIVALENTS

Particulars	As at 31 March 2013	As at 31 March 2012
Balance with Banks
In current accounts	31,500	7,439

Total	31,500	7,439

NOTE 11: REVENUE FROM OPERATIONS

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Subscription Income	15,193	19,028
Classified Income	550	849
Display Income	52,584	164,821
Retail Sale	358	—

Total	68,685	184,698

India Abroad Publications (Canada), Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in C$)

NOTE 12: EMPLOYEE BENEFIT EXPENSE

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Salaries and Wages	114,210	52,538

Total	114,210	52,538

NOTE 13: OTHER EXPENSES

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Printing	124,904	183,695
Circulation Expenses	—	38,292
Mailing & Distribution	65,476	37,248
Marketing Commission	(3,135)	14,981
Editorial Expenses	11,654	10,644
Office Expenses	8,061	9,125
Bank charges	25	6,386
Telephone Expenses	1,310	1,049
Professional Fees	2,500	565
Miscelleneous Expenses	840	—

Total	211,635	301,985

NOTE 14: PRIOR YEAR COMPARATIVES

These financial statements have been prepared to comply with the Revised Schedule VI of the Companies Act, 1956 and the previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year

Rediff.com Inc.

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

AUDITORS

PATKAR & PENDSE

INDIA

DIRECTORS’ REPORT

The Board of Directors present the audited financial statements of Rediff.com Inc. for the year ended March 31, 2013.

PRINCIPAL ACTIVITIES

Rediff.com Inc. is a wholly owned subsidiary of Rediff Holdings Inc. Rediff.com Inc. derives revenue from a website targeted at the Indian American community.

REVIEW OF BUSINESS

The Profit & Loss account is set out along with this report and shows that the Company earned gross income of US $ 744,030/- Gross Profit before taxes is US $ 181,797/-. After giving effect to other adjustments, the net profit of US $ 178,333/- was carried to Balance Sheet.

DIVIDENDS

With the view to conserve resources, your Directors do not recommend any dividend.

FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

/s/ DIRECTOR

Date: September 5, 2013

AUDITORS’ REPORT

To

The Board of Directors,

Rediff.Com Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of REDIFF.COM INC., a wholly owned subsidiary of Rediff Holdings Inc. incorporated in the United States, (“the Company”), which comprise the Balance Sheet as at March 31, 2013, and the Statement of Profit and Loss account for the year then ended and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position and financial performance of the Company in accordance with the Accounting Standards referred to in the notes to these financial statements. This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Contd.....2)

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

a)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2013;

and

b)	in the case of the Statement of Profit and Loss of the profit for the year ended on that date;

Report on Other Legal and Regulatory Requirements

1.	As required by section 227(3) of the Act, we report that:

a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

b)	in our opinion proper books of account as required by law have been kept by the Company so far as appears from our examination of those books

c)	the Balance Sheet and Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.

d)	in our opinion, the Balance Sheet and Statement of Profit and Loss comply with the Accounting Standards referred to in the notes to these financial statements.

For Patkar & Pendse

Chartered Accountants

(Reg.No. 107824W)

/s/ B. M. Pendse

Partner

M.No. 32625

Place: Mumbai

Date: September 5, 2013

Rediff.com Inc.

Balance Sheet as at March 31, 2013

Particulars	Note No	2011-2012 (USD)	2010-2011 (USD)
I. EQUITY AND LIABILITIES
(1) Shareholder’s Funds
(a) Share Capital	3	5	5
(b) Reserves and Surplus	4	5,847,271	5,668,939
(2) Current Liabilities
(a) Trade payables	5	46,000	99,017
(b) Other current liabilities	6	—	58

Total		5,893,276	5,768,019

II. ASSETS
(1) Non-current assets
(a) Fixed assets
Tangible assets	7	—	—
(b) long-term loans and advances	8	5,743,981	5,488,363
(2) Current assets
(a) Trade receivables	9	137,256	173,848
(b) Cash and cash equivalents	10	12,039	105,808

Total		5,893,276	5,768,019

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

Rediff.com Inc.

Statement of Profit and Loss for the year ended March 31, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
I. Revenue from operations	11	744,030	946,960

Total Revenue		744,030	946,960

II. Expenses:
Employee benefit expense	12	454,381	582,457
Other expenses	13	107,852	99,119

Total Expenses		562,233	681,576

III. Profit for the period		181,797	265,384

IV. Tax expense:
(1) Current tax		3,464	—

V. Profit for the period		178,333	265,384

IV. Earning per equity share:
(1) Basic		35.67	53.08
(2) Diluted		36.36	53.08

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

Rediff.com Inc.

Notes to Financial Statements for the year ended 31.03.2013

NOTE 1: CORPORATE INFORMATION

Rediff.com Inc (“the Company”) was incorporated on July 30, 1999. On February 27, 2001, Rediff Holdings Inc. acquired thinkindia.com Inc (“thinkindia”) which was renamed as Rediff.Com Inc. Rediff.Com provides the Rediff Group with technology, marketing and content support in the United States.

The Company is one of the leading Internet destinations, or portals, focusing on India and the global Indian community. Its websites consists of interest specific channels relevant to Indian interests such as cricket, astrology, matchmaker and movies, content on various matters like news and finance, search facilities, a range of community features such as e-mail, chat, messenger and e-commerce.

NOTE 2: ACCOUNTING POLICIES

a.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

b.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.	Revenue recognition

Revenues comprise of revenues from online advertising. Online advertising includes advertisement and sponsorships.

Online advertising

Advertisement and sponsorship income is derived from customers who advertise on the Company’s website or to whom direct links from the Company’s website to their own websites are provided.

Revenue from advertisement and sponsorships is recognized ratably over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company’s website, which generally provide users with direct links to sponsor websites. These revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions, or times, that an advertisement appears in pages viewed by users of the Company’s portal. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

Rediff.com Inc.

Notes to Financial Statements for the year ended 31.03.2013

d.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment	3 years

e.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued and form part of the Parent company Income tax liability.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding Company.

Rediff.com Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 3: SHARE CAPITAL

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Authorised
Equity Shares of $0.001 each	10,000	10	10,000	10

Issued and Subscribed
Equity Shares of $0.001 each	5,000	5	5,000	5

Total	5,000	5	5,000	5

3.1 Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

Particulars	Equity Shares
	Number	Value
Shares outstanding at the beginning of the year	5,000	5
Shares issued during the year	—	—

Shares outstanding at the end of the year	5,000	5

3.2 Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Rediff Holding Inc. (Holding company)	5,000	5	5,000	5

Total	5,000	5	5,000	5

3.3 Details of shares held by each shareholder holding more than 5% shares:

Name of Shareholder	As at 31 March 2013		As at 31 March 2012
	No. of Shares held	% of Holding	No. of Shares held	% of Holding
Rediff Holding Inc. (Holding company)	5,000	100%	5,000	100%

Total	5,000	100%	5,000	100%

3.4 Terms / rights attached to equity shares

In respect of every ordinary share, voting right shall be in the same proportion as the capital paid upon such Ordinary share bears to the total paid up ordinary capital of the company.

Rediff.com Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 4: RESERVES AND SURPLUS

Particulars	As at 31 March 2013	As at 31 March 2012
a. Securities Premium Account
Opening Balance	3,332,145	3,332,145
Add : Securities premium credited on Share issue	—	—
Less : Premium Utilised for various reasons	—	—

Closing Balance	3,332,145	3,332,145

b. Surplus
Opening balance	2,336,793	2,071,410
(+) Net Profit for the current year	178,333	265,384

Closing Balance	2,515,126	2,336,794

Total	5,847,271	5,668,939

NOTE 5: TRADE PAYABLES

Particulars	As at 31 March 2013	As at 31 March 2012
Micro, Small and Medium Enterprises	—	—
Others	46,000	99,017

Total	46,000	99,017

NOTE 6: OTHER CURRENT LIABILITIES

Particulars	As at 31 March 2013	As at 31 March 2012
(Unsecured)
Salary Payable	—	58

Total	—	58

Rediff.com Inc.

Notes to Financial statements for the year ended 31.03.2013

(Amt. in USD)

NOTE 7: FIXED ASSETS

Fixed Assets	Gross Block					Accumulated Depreciation					Net Block
	Balance as at 1 April 2012	Additions/ (Disposals)	Acquired through business combinations	Revaluations/ (Impairments)	Balance as at 31 March 2013	Balance as at 1 April 2012	Depreciation charge for the year	Adjustment due to revaluations	On disposals	Balance as at 31 March 2013	Balance as at 1 April 2012	Balance as at 31 March 2013
Tangible Assets
Computer Equipment	556,590	—	—	—	556,590	556,590	—	—	—	556,590	—	—
Furniture and Fixtures	44,423	—	—	—	44,423	44,423	—	—	—	44,423	—	—

Total	601,013	—	—	—	601,013	601,013	—	—	—	601,013	—	—

Rediff.com Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 8: LONG TERM LOANS AND ADVANCES

Particulars	As at 31 March 2013	As at 31 March 2012
Loans and advances to related parties
(Unsecured, Considered good)
Rediff.com India Ltd.	1,562,818	1,578,819
Rediff Holding Inc.	3,405,314	3,201,314
India Abroad Publications Inc.	775,849	708,230

Total	5,743,981	5,488,363

NOTE 9: TRADE RECEIVABLES

Particulars	As at 31 March 2013		As at 31 March 2012
(Unsecured, Considered good)
Debts outstanding over six months from the due date of payment	167,004		142,908
Less: Provision for doubtful debts	167,004	—	142,908	—

Others	137,256		173,848
Less: Provision for doubtful debts	—	137,256	—	173,848

Total		137,256		173,848

NOTE 10: CASH AND CASH EQUIVALENTS

Particulars	As at 31 March 2013	As at 31 March 2012
Balance with Banks—Current Account
Citibank	12,039	105,808

Total	12,039	105,808

NOTE 11: REVENUE FROM OPERATIONS

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Display Income	744,030	946,960

Total	744,030	946,960

NOTE 12: EMPLOYEE BENEFIT EXPENSE

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Salaries and Allowances	454,381	582,457

Total	454,381	582,457

Rediff.com Inc.

Notes to Financial statements for the year ended March 31, 2013

(Amt. in USD)

NOTE 13: OTHER EXPENSES

Particulars	For the year ended 31 March 2013	For the year ended 31 March 2012
Travelling expenses	1,355	6,288
Payroll processing fee	3,976	4,451
Insurance charges	75,801	66,315
Office expenses	2,624	5,065
Provision for doubt ful debts	24,096	8,000
Commission	—	9,000

Total	107,852	99,119

NOTE 14: PRIOR YEAR COMPARATIVES

These financial statements have been prepared to comply with the Revised Schedule VI of the Companies Act, 1956 and the previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year

Value Communications Corporation

BOARD OF DIRECTORS

Mr. Ajit Balakrishnan

AUDITORS

PATKAR & PENDSE

INDIA

DIRECTORS’ REPORT

The Board of Directors present the audited financial statements of Value Communication Corporation Inc. for the year ended on March 31, 2013.

REVIEW OF BUSINESS

Following the sale of its long distance phone card business in April 2004, the Company is currently not engaged in any business.

Since we have no business activity, we did not incur any expenses during the year.

DIVIDENDS

In view of the losses, your Directors do not recommend any dividend.

FOR AND ON BEHALF OF THE BOARD OF DIRECTORS

/s/ DIRECTOR

Date: September 5, 2013

AUDITORS’ REPORT

To

The Board of Directors,

Value Communications Corporation

Report on the Financial Statements

We have audited the accompanying financial statements of VALUE COMMUNICATIONS CORPORATION, a wholly owned subsidiary of Rediff.com India Limited incorporated in the United States, (“the Company”), which comprise the Balance Sheet as at March 31, 2013, and the Statement of Profit and Loss account for the year then ended and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation of these financial statements that give a true and fair view of the financial position and financial performance of the Company in accordance with the Accounting Standards referred to in the notes to these financial statements. This responsibility includes the design, implementation and maintenance of internal control relevant to the preparation and presentation of the financial statements that give a true and fair view and are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Standards on Auditing issued by the Institute of Chartered Accountants of India. Those Standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

(Contd….2)

Opinion

In our opinion and to the best of our information and according to the explanations given to us, the financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India:

a)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2013;

and

b)	in the case of the Statement of Profit and Loss of the status for the year ended on that date;

Report on Other Legal and Regulatory Requirements

1.	As required by section 227(3) of the Act, we report that:

a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit;

b)	in our opinion proper books of account as required by law have been kept by the Company so far as appears from our examination of those books

c)	the Balance Sheet and Statement of Profit and Loss dealt with by this Report are in agreement with the books of account.

d)	in our opinion, the Balance Sheet and Statement of Profit and Loss comply with the Accounting Standards referred to in the notes to these financial statements.

For Patkar & Pendse

Chartered Accountants

(Reg.No. 107824W)

/s/ B. M. Pendse

Partner

M.No. 32625

Place: Mumbai

Date: September 5, 2013

Value Communications Corporation

Balance Sheet as at 31st March, 2013

Particulars	Note No	2012-2013 (USD)	2011-2012 (USD)
I. EQUITY AND LIABILITIES
(1) Shareholder’s Funds
(a) Share Capital	3	—	—
(b) Reserves and Surplus	4	(2,483,273)	(2,483,273)
(2) Non-Current Liabilities
Other non-current liabilities	5	2,677,079	2,677,079
(2) Current Liabilities
Trade payables	6	14,369	14,369

Total		208,175	208,175

II. ASSETS
(1) Non-Current assets
Long-term loans and advances	7	208,175	208,175

Total		208,175	208,175

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

Value Communications Corporation

Profit and Loss Statement for the year ended 31st March, 2013

Particulars	Note No	2012-2013 (USD)	2011- 2012 (USD)
I. Revenue from operations		—	—

Total Revenue		—	—

II. Expenses:		—	—

Total Expenses		—	—

III. Profit for the period		—	—

IV. Earning per equity share:
(1) Basic		—	—
(2) Diluted		—	—

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants
Registration no. 107824W

/s/ B. M. Pendse	/s/ A. Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 5, 2013	Date: September 5, 2013

Value Communications Corporation

Notes to Financial Statements for the year ended 31.03.2013

NOTE 1: CORPORATE INFORMATION

Value Communications Corporation (“ValuCom” or the “Company”) is a wholly-owned subsidiary of Rediff.com India, Ltd (“Rediff”). ValuCom provides internet-based marketing of prepaid long-distance service to over 200 countries worldwide. The Company markets its services to consumers and small businesses by packaging long-distance service from large telecommunication companies into Prepaid Identification Numbers (“PINs”) and prepaid calling cards for sale on its Internet site or at its call-in center.

An event having significant impact on the Company occurred on 8th April, 2004, where the Company’s entire business was sold to World Quest Networks, Inc.

NOTE 2: ACCOUNTING POLICIES

a.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

b.	Fixed assets and depreciation

Pursuant to the sale of business on 8th April 2004, the company does not hold any fixed assets.

c.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitate the plan administration. Employer does not contribute to the plan.

Leave Encashment

Provision for leave encashment is computed on the basis of last drawn salary for the unveiled leave balance to the credit of the employees at the year end and is charged to the Profit and Loss Account.

Value Communications Corporation

Notes to Financial Statements for the year ended 31.03.2013

d.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

e.	Income taxes

Income taxes are accounted for in accordance with the US tax laws.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws.

f.	Deferred Income Taxes

Deferred Tax is recognized for all timing differences, subject to the consideration of prudence, applying the tax rates that have been subsequently enacted after the Balance Sheet date.

g.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

Value Communications Corporation

Notes to Financial statements for the year ended 31.03.2013

(Amt. in USD)

NOTE 3: SHARE CAPITAL

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Authorised
Equity Shares of no par value	20,000,000	—	20,000,000	—

Issued and Subscribed
Equity Shares of no par value	12,000,000	—	12,000,000	—

Total	12,000,000	—	12,000,000	—

3.1 Reconciliation of shares outstanding at the beginning and at the end of the reporting period:

Particulars	Equity Shares
	Number	Value
Shares outstanding at the beginning of the year	12,000,000	—
Shares issued during the year	—	—

Shares outstanding at the end of the year	12,000,000	—

3.2 Shares held by Holding/Ultimate Holding Company and/or its subsidiaries/associates:

Particulars	As at 31 March 2013		As at 31 March 2012
	Number	Value	Number	Value
Rediff.com India Ltd. (Holding Company)	12,000,000	—	12,000,000	—

Total	12,000,000	—	12,000,000	—

3.3 Details of shares held by each shareholder holding more than 5% shares:

Name of Shareholder	As at 31 March 2013		As at 31 March 2012
	No. of Shares held	% of Holding	No. of Shares held	% of Holding
Rediff.com India Ltd. (Holding Company)	12,000,000	100%	12,000,000	100%

Total	12,000,000	100%	12,000,000	100%

Value Communications Corporation

Notes to Financial statements for the year ended 31.03.2013

(Amt. in USD)

NOTE 4: RESERVES AND SURPLUS

Particulars	As at 31 March 2013	As at 31 March 2012
a. Securities Premium Account
Opening Balance	7,146,432	7,146,432
Add : Securities premium credited on Share issue	—	—
Less : Premium Utilised for various reasons	—	—

Closing Balance	7,146,432	7,146,432

b. Deficit
Opening balance	(9,629,705)	(9,629,705)
(+) Net Profit for the current year	—	—

Closing Balance	(9,629,705)	(9,629,705)

Total	(2,483,273)	(2,483,273)

NOTE 5: OTHER NON CURRENT LIABILITES

Particulars	As at 31 March 2013	As at 31 March 2012
Loans and advances from related parties
(Unsecured)
Rediff Holdings Inc	2,677,079	2,677,079

Total	2,677,079	2,677,079

NOTE 6: TRADE PAYABLES

Particulars	As at 31 March 2013	As at 31 March 2012
Micro, Small and Medium Enterprises	—	—
Others	14,369	14,369

Total	14,369	14,369

NOTE 7: LONG TERM LOANS AND ADVANCES

Particulars	As at 31 March 2013	As at 31 March 2012
Loans and advances to related parties
(Unsecured, Considered good)
Rediff.com India Ltd	139,846	139,846
India Abroad Inc.	68,329	68,329

Total	208,175	208,175

Value Communications Corporation

Notes to Financial statements for the year ended 31.03.2013

(Amt. in USD)

NOTE 8: DEFERRED INCOME TAX

As of March 31, 2013, the Company has net operating loss carry forwards of approx US$ 3,033,000 for federal income tax purposes, which expire in the years 2021 to 2031. Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

NOTE 9: PRIOR YEAR COMPARATIVES

These financial statements have been prepared to comply with the Revised Schedule VI of the Companies Act, 1956 and the previous year figures have been regrouped/ rearranged as necessary to make them comparable with those of the current year